                                                                    Exhibit 10.2

                           PROFIT INCENTIVE BONUS PLAN

                                       OF

                            HUDSON CITY SAVINGS BANK


                         RESTATED AS OF OCTOBER 1, 1989
                      AND AS AMENDED THROUGH MARCH 11, 1999

                           PROFIT INCENTIVE BONUS PLAN

                                       OF

                            HUDSON CITY SAVINGS BANK

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I     DEFINITIONS.................................................Page 1
                 1.01     "Accumulated Share".............................Page 1
                 1.02     "Actual Deferral Percentage"....................Page 1
                 1.03     "Adjustment Factor".............................Page 2
                 1.04     "Affiliated Company"............................Page 2
                 1.05     "Annual Dollar Limit"...........................Page 2
                 1.06     "Average Total Assets"..........................Page 2
                 1.07     "Bank"..........................................Page 3
                 1.08     "Bank Contributions"............................Page 3
                 1.09     "Beneficiary"...................................Page 3
                 1.10     "Board".........................................Page 3
                 1.11     "Break in Service"..............................Page 3
                 1.12     "Code"..........................................Page 3
                 1.13     "Committee".....................................Page 4
                 1.14     "Compensation"..................................Page 4
                 1.15     "Contribution Percentage".......................Page 4
                 1.16     "Corporate Insider".............................Page 4
                 1.17     "Disability"....................................Page 5
                 1.18     "Discretionary Transaction".....................Page 5
                 1.19     "Earnings"......................................Page 5
                 1.20     "Elective Bank Contribution"....................Page 5
                 1.21     "Eligible Employee".............................Page 5
                 1.22     "Employee"......................................Page 5
                 1.23     "Employer Stock Fund"...........................Page 6
                 1.24     "ERISA".........................................Page 6
                 1.25     "Forfeitures"...................................Page 6
                 1.26     "Former Member".................................Page 6
                 1.27     "Highly Compensated Employee"...................Page 6
                 1.28     "Hour of Service"..............................Page 10
                 1.29     "Income Available for Surplus".................Page 10
                 1.30     "Investment Funds".............................Page 10
                 1.31     "Leased Employee"..............................Page 11
                 1.32     "Member".......................................Page 11
                 1.33     "Named Fiduciary"..............................Page 11
                 1.34     "Net Operating Income".........................Page 11
                 1.35     "Optional Account".............................Page 11
                 1.36     "Personal Account".............................Page 11
                 1.37     "Personal Contributions".......................Page 11
                 1.38     "Plan".........................................Page 12
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                                TABLE OF CONTENTS
                                   (Continued)

                 1.39     "Plan Administrator"...........................Page 12
                 1.40     "Plan Year"....................................Page 12
                 1.41     "Quarter"......................................Page 12
                 1.42     "Regular Account"..............................Page 12
                 1.43     "Retirement"...................................Page 12
                 1.44     "Rollover Account".............................Page 12
                 1.45     "Rollover Contribution"........................Page 12
                 1.46     "Severance Date"...............................Page 12
                 1.47     "Share"........................................Page 13
                 1.48     "Spousal Consent"..............................Page 13
                 1.49     "Statutory Compensation".......................Page 13
                 1.50     "Trust Agreement"..............................Page 14
                 1.51     "Trust Fund"...................................Page 14
                 1.52     "Trustee"......................................Page 14
                 1.53     "Valuation Date"...............................Page 14
                 1.54     "Vesting Service"..............................Page 14
                 1.55     "Year of Eligibility Service"..................Page 15

ARTICLE II    MEMBERSHIP.................................................Page 16
                 2.01     Eligibility for Membership.....................Page 16
                 2.02     Commencement of Membership.....................Page 16
                 2.03     Termination of Membership......................Page 16
                 2.04     Participation or Reparticipation Following
                             Termination of Employment or Participation..Page 17

ARTICLE III   SPECIAL PROVISIONS.........................................Page 18
                 3.01     Military Service...............................Page 18
                 3.02     Leave of Absence...............................Page 18

ARTICLE IV    CONTRIBUTIONS..............................................Page 19
                 4.01     Bank Contributions.............................Page 19
                 4.02     Method of Allocation...........................Page 20
                 4.03     Payment of Bank Contributions..................Page 21
                 4.04     Cash or Deferred Election by a Member..........Page 21
                 4.05     Personal Contributions.........................Page 23
                 4.06     Rollover Contributions.........................Page 23
                 4.07     Limitations Affecting Highly
                             Compensated Employees.......................Page 24
                 4.08     Additional Discrimination Testing Provisions...Page 27
                 4.09     Maximum Annual Additions.......................Page 29
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                                TABLE OF CONTENTS
                                   (Continued)

ARTICLE V     MEMBER'S ACCOUNT...........................................Page 34
                 5.01     In General.....................................Page 34
                 5.02     The Regular Account............................Page 34
                 5.03     The Optional Account...........................Page 34
                 5.04     The Personal Account...........................Page 34
                 5.05     The Rollover Account...........................Page 34

ARTICLE VI    VESTING....................................................Page 35
                 6.01     Method of Vesting..............................Page 35
                 6.02     Vesting on Termination of Membership...........Page 36
                 6.03     Forfeitures on Termination of Membership.......Page 36
                 6.04     Amounts Credited Upon Reemployment or
                             Reparticipation.............................Page 36

ARTICLE VII   THE TRUST FUND.............................................Page 38
                 7.01     The Trust Fund.................................Page 38
                 7.02     The Investment Funds...........................Page 38
                 7.03     Management and Control of Assets...............Page 39

ARTICLE VIII  INVESTMENT DIRECTIONS, CHANGES AND TRANSFERS...............Page 40
                 8.01     Investment Directions..........................Page 40
                 8.02     Change of Investment Directions................Page 40
                 8.03     Transfers Between Investment Funds.............Page 41
                 8.04     Valuation of Investment Units..................Page 41
                 8.05     Fractional Investment Units....................Page 41
                 8.06     Annual Statements..............................Page 41

ARTICLE IX    INVESTMENTS IN EMPLOYER STOCK FUND.........................Page 43
                 9.01     In General.....................................Page 43
                 9.02     Restrictions on Investments by
                             Corporate Insiders..........................Page 43
                 9.03     Compliance with Securities Laws................Page 44
                 9.04     Voting Rights..................................Page 45
                 9.05     Tender Rights..................................Page 46
                 9.06     Appraisal Rights...............................Page 47

ARTICLE X     PAYMENT OF BENEFITS........................................Page 49
                 10.01    In General.....................................Page 49
                 10.02    Payments during Employment.....................Page 49
                 10.03    Withdrawals of Rollover Contributions
                             During Employment...........................Page 53
                 10.04    Beneficiaries; Designation and Payment.........Page 53
                 10.05    Form of Payment Following Termination
                             of Membership...............................Page 55
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                                TABLE OF CONTENTS
                                   (Continued)

                 10.06    Commencement of Payment Following Termination
                             of Membership...............................Page 56
                 10.07    Distribution in Shares.........................Page 57
                 10.08    Loans to Members...............................Page 58
                 10.09    Direct Transfer of Eligible Plan
                             Distributions...............................Page 60
                 10.10    Waiver of Notice Period........................Page 62

ARTICLE XI    ADMINISTRATION OF PLAN.....................................Page 63
                 11.01    Named Fiduciaries..............................Page 63
                 11.02    Plan Administrator.............................Page 63
                 11.03    Employee Benefit Plans Committee...............Page 65
                 11.04    Committee Action...............................Page 65
                 11.05    Committee Responsibilities.....................Page 66
                 11.06    Claims Procedure...............................Page 67
                 11.07    Claims Review Procedure........................Page 68
                 11.08    Allocation of Fiduciary Responsibilities and
                             Employment of Advisors......................Page 69
                 11.09    Other Administrative Provisions................Page 69

ARTICLE XII   AMENDMENT AND TERMINATION..................................Page 71
                 12.01    Amendment and Termination......................Page 71
                 12.02    Conformity to U.S. Internal Revenue Code.......Page 72

ARTICLE XIII  MISCELLANEOUS PROVISIONS...................................Page 73
                 13.01    Governing Law..................................Page 73
                 13.02    No Right to Continued Employment...............Page 73
                 13.03    Construction of Language.......................Page 73
                 13.04    Merger with Other Plans........................Page 73
                 13.05    Non-alienation of Benefits.....................Page 74
                 13.06    Effect of Restatement..........................Page 75
                 13.07    Top-Heavy Provisions...........................Page 75
                 13.08    Distribution of Accounts Upon a Sale of
                             Assets or a Sale of a Subsidiary............Page 78
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                           PROFIT INCENTIVE BONUS PLAN
                                       OF
                            HUDSON CITY SAVINGS BANK

                                    ARTICLE I

                                   DEFINITIONS

For the purposes of the Plan:

1.01 "Accumulated Share" means the total value of the interests of a Member, Former Member, Employee or former Employee in the Trust Fund, including amounts credited to his Regular Account, Optional Account, Personal Account and Rollover Account as described in Article V.

1.02 "Actual Deferral Percentage" means, with respect to a specified group of Eligible Employees, the average of the ratios, calculated separately for each Employee in that group, of (a) the amount of Elective Bank Contributions made pursuant to Section 4.04 for a Plan Year (including Elective Bank Contributions returned to a Highly-Compensated Employee under Section 4.04(c) and Elective Bank Contributions returned to any Employee pursuant to Section 4.04(d)), to (b) the Employees' Statutory Compensation for that entire Plan Year, provided that, upon direction of the Committee, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is a Member. The Actual Deferral Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent. For purposes of determining the Actual Deferral Percentage for a Plan Year, Elective Bank Contributions may be taken into account for a Plan Year only if they:

      (a) relate to compensation that either would have been received by the Employee in the Plan Year but for the deferral election, or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year but for the deferral election,

      (b) are allocated to the Employee as of a date within that Plan Year and the allocation is not contingent on the participation or performance of service after such date, and

      (c) are actually paid to the Trustee no later than 12 months after the end of the Plan Year to which the contributions relate.
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                                                                          Page 2


1.03 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for calendar years beginning on or after January 1, 1988, and applied to such items and in such manner as the Secretary shall provide.

1.04 "Affiliated Company" means any company not participating in the Plan which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Bank; any trade or business under common control (as defined in Section 414(c) of the Code) with the Bank; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Bank; and any other entity required to be aggregated with the Bank pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing sentence, for purposes of Section 4.09, the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

1.05 "Annual Dollar Limit" means for Plan Years beginning on or after October 1, 1989 and before October 1, 1994, $200,000 multiplied by the Adjustment Factor. Commencing with the 1994 Plan Year, the Annual Dollar Limit means $150,000, except that if for any calendar year after 1994 the Cost-of-Living Adjustment as hereinafter defined is equal to or greater than $10,000, then the Annual Dollar Limit (as previously adjusted under this Section) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such Cost-of-Living Adjustment, rounded to the next lowest multiple of $10,000. The Cost-of-Living Adjustment shall equal the excess of (i) $150,000 increased by the adjustment made under Section 415(d) of the Code for the calendar year except that the base period for purposes of Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993 over (ii) the Annual Dollar Limit in effect for the Plan Year beginning in the calendar year.

1.06 "Average Total Assets" for any Plan Year means the sum of the value of the total assets of the Bank, as shown on the books and records of the Bank, as of the end of each month during the Plan Year and on September 30th of the preceding Plan Year, divided by 13.
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                                                                          Page 3


1.07 "Bank" means Hudson City Savings Bank or any successor by merger, purchase or otherwise.

1.08  "Bank Contributions" means amounts contributed by the Bank pursuant to
      Section 4.01 hereof.

1.09 "Beneficiary" means any person or persons who shall be designated by a Member pursuant to the provisions of Section 10.04.

1.10  "Board" means the Board of Managers of the Bank.

1.11 "Break in Service" means a twelve-consecutive month period, commencing with the next day after employment terminates, during which an Employee performs no services for which he receives a salary from the Bank, provided, however, that if the Eligible Employee's employment is terminated or if the Employee is otherwise absent from work on account of the Employee's pregnancy, birth of the Employee's child or placement of a child with the Employee in connection with the adoption by the Employee of such child or for purposes of caring for such child for a period following such birth or placement, such Employee shall not incur a Break in Service until the second anniversary of his Severance Date, provided the Employee is not reemployed or does not return to active service prior to such date.

1.12 "Code" means the Internal Revenue Code of 1986, as amended from time to time (including the corresponding provision of any succeeding law).

1.13 "Committee" means the Employee Benefit Plans Committee of the Bank, appointed pursuant to Section 11.03.

1.14 "Compensation" means the regular remuneration paid to an Employee for services rendered to the Bank, determined prior to any reduction pursuant to a cafeteria plan as described in Section 125 of the Code, and excluding any bonuses and pay for overtime or special pay, and excluding the Bank's cost for any public or private employee benefit plan including the Retirement Plan and this Plan, under rules uniformly applicable to all employees similarly situated. However, for Plan Years beginning after 1988, Compensation shall not exceed the Annual Dollar Limit. The Annual Dollar Limit applies to the aggregate Compensation paid to a Highly Compensated Employee referred to in Section 4.08(a), his spouse and his lineal descendants who have not attained age 19 before the end of the Plan Year. If, as a result of the application of the family aggregation rule, the Annual Dollar Limit is exceeded, then the Limit shall be pro-rated among the affected individuals in proportion to each such individual's Compensation as determined under this Section 1.14 prior to the application of the Limit.

1.15 "Contribution Percentage" means, with respect to a specified group of Eligible Employees, the average of the ratios, calculated separately for each Employee in that group, of (a) the sum of the Employee's Personal Contributions for that Plan Year, to (b) his Statutory Compensation for that entire Plan Year, provided that, upon direction of the Committee, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is a Member. The Contribution Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent.

1.16 "Corporate Insider" means any person who is required to file reports with the Securities and Exchange Commission with respect to Shares of Hudson City Bancorp, Inc. pursuant to section 16 of the Securities Exchange Act of 1934, as amended.

1.17 "Disability" means a condition of total incapacity, mentally or physically, for further performance of duty with the Bank, which the Committee shall have determined on the basis of the certification of a physician or physicians designated by the Committee is likely to be permanent.

1.18 "Discretionary Transaction" means a transaction pursuant to this Plan or any other employee benefit plan maintained by the Bank or any affiliate of the Bank that: (a) is effected at the volition of a Corporate Insider; (b) results, directly or indirectly, in the acquisition or disposition of beneficial ownership of Shares by the Corporate Insider; (c) is not made in connection with the death, disability, retirement or termination of employment of the Corporate Insider; (d) is not required to be made available to the Corporate Insider pursuant to any provision of the Code applicable to the Plan; and (e) results in either intra-plan transfer involving Shares or an investment fund which invests in Shares or a cash distribution or loan funded by a volitional disposition of Shares or a beneficial interest in Shares.

1.19 "Earnings" means the amount of earnings to be returned with any excess deferrals, excess contributions or excess aggregate contributions under
      Section 4.04 or 4.07 for a Plan Year, determined as of the last day of such Plan Year under the Plan's method of allocating income to Members' accounts pursuant to Article V.

1.20 "Elective Bank Contribution" means the amount of Bank contribution which a Member elects to have contributed to the Plan in lieu of a cash payment thereof.

1.21 "Eligible Employee" means an Employee who is eligible for membership in the Plan, in accordance with Article II.

1.22 "Employee" means any person, including an officer, who is employed by the Bank, excluding any Leased Employee.

1.23 "Employer Stock Fund" means an Investment Fund the purpose of which is to invest primarily in Shares.

1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provision of any succeeding law).

1.25 "Forfeitures" means the amounts forfeited by Members (a) on account of termination of membership prior to full vesting pursuant to Section 6.03 or (b) on a determination of dishonesty pursuant to Section 6.01(c), less amounts credited because of reemployment, pursuant to Section 6.04.

1.26 "Former Member" means a Member whose membership in the Plan has terminated.

1.27  "Highly Compensated Employee" means:

      (a) With respect to any Plan Year for which an election is not made under paragraph (b) below, any employee of the Bank or an Affiliated Company (whether or not eligible for membership in the Plan) who satisfies the criteria of paragraph (i), (ii) or (iii):

            (i)   During the look-back year the employee:

                  (A) received Statutory Compensation in excess of $75,000 multiplied by the Adjustment Factor;

                  (B) received Statutory Compensation in excess of $50,000 multiplied by the Adjustment Factor and was among the highest 20 percent of employees for that year when ranked by Statutory Compensation paid for that year excluding, for purposes of determining the number of such employees, such employees as the Bank may determine on a consistent basis pursuant to Section 414(q)(8) of the Code; or

                  (C) was at any time an officer of the Bank or an Affiliated Company and received Statutory Compensation greater than 50 percent of the dollar limitation on maximum benefits under Section 415(b)(1)(A) of the Code for such Plan Year. The number of officers is limited to 50 (or, if lesser, the greater of 3 employees or 10 percent of employees excluding those employees who may. be excluded in determining the top-paid group). If no officer has Statutory Compensation in excess of 50 percent of the dollar limitation on maximum benefits under Section 415(b)(1)(A) of the Code, the highest paid officer is treated as a Highly Compensated Employee.

            (ii) During the determination year, the employee satisfies the criteria under (A), (B) or (C) of (i) above and is one of the 100 highest paid employees of the Bank or an Affiliated Company.

            (iii) During the determination year or the look-back year the employee was at any time a five percent owner of the Bank or an Affiliated Company.

            (iv) For purposes of Section 4.08(a), a Highly Compensated Employee shall include a former employee who separated from service prior to the determination year and who was a 5 percent owner for either (i) the year he separated from service or (ii) any determination year ending on or after the employee's 55th birthday.

            (v) The provisions of this paragraph shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this paragraph inconsistent therewith.

      (b) In lieu of determining Highly Compensated Employees in accordance with the provisions of paragraph (a) above, the Bank may, for any Plan Year beginning on or after January 1, 1989, elect to determine Highly Compensated Employees based on the simplified method provided in IRS Revenue Procedure 93-42. With respect to any Plan Year for which such an election is made, the term "Highly Compensated Employee" means:

            (i)   any employee within the snapshot population who, for the Plan
                  Year:

                  (A) receives Statutory Compensation in excess of $75,000 multiplied by the Adjustment Factor;

                  (B) receives Statutory Compensation in excess of $50,000 multiplied by the Adjustment Factor and was among the highest 20 percent of employees on the snapshot day when ranked by Statutory Compensation paid for that Plan Year excluding, for purposes of determining the number of such employees, such employees as the Bank may determine on a consistent basis pursuant to Section 414(q)(8) of the Code; or

                  (C) is an officer of the Bank or an Affiliated Company on the snapshot day and receives Statutory Compensation greater than 50 percent of the dollar limitation on maximum benefits under Section 415(b)(1)(A) of the Code for such Plan Year. The number of officers is limited to 50 (or, if lesser, the greater of 3 employees or 10 percent of employees excluding those employees who may be excluded in determining the top-paid group). If no officer has Statutory Compensation in excess of 50 percent of the dollar limitation on maximum benefits under Section 415(b)(1)(A) of the Code, the highest paid officer is treated as a Highly Compensated Employee; or

                  (D) the employee is a five percent owner of the Bank or an Affiliated Company on the snapshot day; and

            (ii) any employee of the Bank or an Affiliated Company during the Plan Year who:

                  (A) terminated prior to the snapshot day and was a Highly Compensated Employee in the prior year;

                  (B) terminated prior to the snapshot day and (i) was a 5 percent owner, (ii) has Statutory Compensation for the Plan Year greater than or equal to the projected Statutory Compensation of any employee who is treated as a Highly Compensated Employee or (iii) was an officer and has Statutory Compensation greater than or equal to the projected Statutory Compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer; or

                  (C) becomes employed subsequent to the snapshot day and (i) is a 5 percent owner, (ii) has Statutory Compensation for the Plan Year greater than or equal to the projected Statutory Compensation of any employee who is treated as a Highly Compensated Employee on the snapshot day (except for employees who are Highly Compensated Employees solely because they are 5 percent owners or officers), or (iii) is an officer and has Statutory Compensation greater than or equal to the projected Statutory Compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer.

            The provisions of this paragraph (b) shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code, and its applicable regulations, which are not inconsistent with the foregoing provisions of this paragraph (b).

      (c) For purposes of this Section 1.27, the following terms shall have the following meanings:

            (i) the 'determination year' means the Plan Year and the 'look-back year' means the 12-month period immediately preceding the determination year. However, to the extent permitted under regulations, the Committee may elect to determine the status of Highly Compensated Employees on a calendar year basis;

            (ii) 'snapshot day' means the single day during the Plan Year as of which the Bank is determining its Highly Compensated Employees. Such day must be reasonably representative of the workforce of the Bank and Affiliated Companies and the Plan's coverage for the Plan Year;

            (iii) 'snapshot population' means all employees of the Bank and
                  Affiliated Companies on the snapshot day; and

            (iv)  'Statutory Compensation' has the same meaning as set forth in
                  Section 1.45 except that solely for purposes of determining Highly Compensated Employees under paragraph (b) above, the Bank may reasonably approximate an employee's Statutory Compensation for the Plan Year (projected to the end of the Plan Year if the snapshot day is not the last day of the Plan
                  Year).

      (d) Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Bank or an Affiliated Company which constitutes income from sources within the United States shall be disregarded for all purposes of this Section 1.27.

1.28 "Hour of Service" means (a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Bank or an Affiliated Company, (b) each hour for which an Employee is paid or entitled to payment by the Bank or an Affiliated Company for a period of time during which no duties are performed (whether or not the employment relationship has terminated) including, without limitation, vacation, holiday, illness, incapacity (including disability), layoff or jury duty, and (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Bank or an Affiliated Company, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains rather than to the computation period in which the award, agreement or payment is made. The hours of service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Section 2530.200b-2(b), (c) and (f).

1.29 "Income Available for Surplus" for any Plan Year means the Net Operating Income of the Bank, plus (or minus) (a) non-recurring income, expenses, and charges, including, but not limited to, the net of all gains and losses on the sale or other disposition of securities or other property, both real and personal, less (b) interest payments to depositors, less (c) all applicable taxes and less (d) the Bank Contributions to the Plan for the Plan Year.

1.30 "Investment Funds" means the Savings Fund, the Equity Fund, the Intermediate Bond Fund, and the Employer Stock Fund described in Article VII, and/or such other fund or funds as may be established by the Trustee at the direction of the Bank to constitute the Trust Fund.

1.31 "Leased Employee" means any person as so defined in Section 414(n) of the Code. In the case of any person who is a Leased Employee immediately before or after a period of service as an Employee, the entire period during which he has performed services for the Bank or an Affiliated Company as a Leased Employee shall be counted as service as an Employee for all purposes of the Plan, except that he shall not, by reason of that status, become a Member of the Plan.

1.32 "Member" means any person who is a member of the Plan in accordance with its provisions.

1.33 "Named Fiduciary" means any person, committee, corporation or organization as described in Section 11.01.

1.34 "Net Operating Income" for any Plan Year means the gross operating income of the Bank less operating expenses including, but not limited to, depreciation, but excluding: (a) nonrecurring income, expenses or charges including, but not limited to, the net of all gains and losses on the sale or other disposition of securities or other property both real and personal, (b) interest payments to depositors, (c) all applicable taxes, and (d) the Bank Contributions to the Plan for the Plan Year.

1.35 "Optional Account" means the account which may be established and maintained pursuant to Article V hereof for a Member for his Elective Bank Contributions. The Optional Account consists of two subaccounts, Optional Account A which includes Bank Contributions made on account of Plan Years ending before October 1, 1980 and earnings thereon and Optional Account B which includes the remaining portion of the Optional Account.

1.36 "Personal Account" means the account which may be established and maintained pursuant to Article V hereof for a Member for his Personal Contributions.

1.37 "Personal Contributions" means any amounts contributed by Members pursuant to Section 4.05.

1.38 "Plan" means the Profit Incentive Bonus Plan of the Bank as, from time to time, revised and amended. This Plan is intended to qualify as a "profit-sharing plan" for purposes of the Code.

1.39 "Plan Administrator" means the Employee Benefit Plans Committee or any person, committee, corporation or organization designated pursuant to
      Section 11.02 to perform the responsibilities of that office.

1.40  "Plan Year" means each twelve month period ending on September 30th.

1.41 "Quarter" means the three month periods ending on the last day of December, March, June and September.

1.42  "Regular Account" means the account established and maintained pursuant to
      Article V hereof for each Member for his mandatory allocations of Bank Contributions. The Regular Account consists of two subaccounts, Regular Account A which includes Regular Contributions made on account of Plan Years ending before October 1, 1980 and earnings thereon and Regular Account B which includes the remaining portion of the Regular Account.

1.43 "Retirement" means (a) any termination of membership in the Plan at or after attainment of age 65, and (b) any retirement under the Retirement Plan of the Bank.

1.44 "Rollover Account" means the account which may be established and maintained pursuant to Article V for an Employee for his Rollover Contributions.

1.45 "Rollover Contribution" means any rollover accounts or rollover contributions contributed by an Employee to the Plan pursuant to Section 4.06.

1.46 "Severance Date" means the earlier of (a) the date an employee quits, retires, is discharged or dies, or (b) the first anniversary of the date on which an employee is first absent from service, with or without pay, for any reason such as vacation, sickness, disability, layoff or leave of absence.

1.47 "Share" means a share of common stock, par value $.01, of Hudson City Bancorp, Inc.

1.48 "Spousal Consent" means the written consent of a Member's spouse to the Member's election of a specified form of benefit or designation of a specified Beneficiary. That consent shall be witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Member's election. The requirement for spousal consent may be waived by the Committee if it believes there is no spouse, or the spouse cannot be located, or because of such other circumstances as may be established by applicable law.

1.49 "Statutory Compensation" means the wages, salaries, and other amounts paid in respect of an employee for services actually rendered to the Bank or an Affiliated Company, including by way of example, overtime, bonuses and commissions, but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code. For purposes of determining Highly Compensated Employees under Section 1.27 and key employees under Section 13.07, Statutory Compensation shall include Elective Bank Contributions and amounts contributed on a Member's behalf on a salary reduction basis to a cafeteria plan under Section 125 of the Code. For all other purposes, each Plan Year the Committee may direct that Statutory Compensation shall include Elective Bank Contributions and amounts contributed on a Member's behalf on a salary reduction basis to a cafeteria plan under Section 125 of the Code. For Plan Years beginning after 1988, Statutory Compensation shall not exceed the Annual Dollar Limit, provided that such Limit shall not be applied in determining Highly Compensated Employees under Section 1.27. The Annual Dollar Limit applies to the aggregate Statutory Compensation paid to a Highly Compensated Employee referred to in Section 4.08(a), his spouse and his lineal descendants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of the family aggregation rule, the Annual Dollar Limit is exceeded, then the Limit shall be pro-rated among the affected individuals in proportion to each such individual's Statutory Compensation as determined under this Section
      1.49 prior to the application of the Limit.

1.50 "Trust Agreement" means the Agreement between the Bank and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

1.51 "Trust Fund" means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under a trust agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

1.52 "Trustee" means the trustee of the Trust Fund from time to time in office. The Trustee shall be Bankers Trust Company, which shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee appointed by the Bank.

1.53 "Valuation Date" means the last day of a Quarter and such other days as the Plan Administrator designates with the consent of the Trustee.

1.54 "Vesting Service" means, with respect to any employee, his period of employment with the Bank or an Affiliated Company, whether or not as an Eligible Employee as defined above, beginning on the date he first completes an Hour of Service or on his 18th birthday, if later, and ending on his Severance Date, provided that:

      (a) if his employment is terminated and he is later reemployed within one year of (i) his date of termination or (ii) the first day of an absence from service immediately preceding his date of termination, if earlier, the period between his Severance Date and his date of reemployment shall be included in his Vesting Service;

      (b) if he shall have been absent from the service of the Bank or an Affiliated Company because of service in the Armed Forces of the United States and if he shall have returned to the service of the Bank or an Affiliated Company having applied to return while his reemployment rights were protected by law, that absence shall be included in his Vesting Service;

      (c) if he is on a leave of absence approved by the Bank, under rules uniformly applicable to all Employees similarly situated, the Bank may authorize the inclusion in his Vesting Service of any portion of that period of leave, not in excess of two years, which is not included in his Vesting Service under (a) above; and

      (d) if his employment is terminated and he is later reemployed, his Vesting Service after reemployment shall be aggregated with his previous period or periods of Vesting Service.

1.55 "Year of Eligibility Service" means, (i) with respect to a full-time employee, the completion of a period of 12 consecutive months beginning on the date he first completes an Hour of Service for which he is compensated by the Bank (or an anniversary thereof) if at any time during such period he performs services for which he is compensated by the Bank; and (ii) with respect to a part-time employee, the completion of a 12-month period of employment with the Bank or any Affiliated Company beginning on the date he first completes an Hour of Service upon hire or rehire, or on any anniversary of that date, in which he first completes at least 1,000 Hours of Service. For purposes of this Section 1.51, a "full-time employee" means any Employee who, on the basis of his regular, stated work schedule, is classified as a full-time employee by the Bank, and a "part-time employee" means any Employee who, on the basis of his regular, stated work schedule, is classified as a part-time employee by the Bank.

                                   ARTICLE II

                                   MEMBERSHIP

2.01  Eligibility for Membership

      (a) Only Eligible Employees may be or become Members of the Plan. An Employee shall be an Eligible Employee if:

            (i)   He has completed one Year of Eligibility Service;

            (ii)  He has attained age 21; and

            (iii) He is receiving salary from the Bank.

      (b)   An Employee is not an Eligible Employee if he:

            (i) is compensated principally on a daily, commission, fee or retainer basis;

            (ii) is a building service Employee who is regularly required to spend more than 50% of his working time servicing real estate other than offices of the Bank;

            (iii) is an Employee or in a unit of Employees covered by a collective bargaining agreement with the Bank where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan; or

            (iv)  is a mortgage field originator.

2.02  Commencement of Membership

      Unless excluded by Section 2.01(b): (a) an Employee who is a Member on September 30, 1985, shall continue to be a Member; and (b) any other Employee shall become a Member on the first day of the month, commencing with October 1, 1985, next following the day on which he becomes an Eligible Employee.

2.03  Termination of Membership

      Membership in the Plan shall cease upon termination of employment with the Bank, death, Disability, Retirement or becoming an Employee who is excluded under Section 2.01(b). Notwithstanding the previous sentence, a Former Member who is excluded under Section

      2.01(b), shall, while he is an Employee, be treated as a Member of the Plan, except that he shall not be entitled to make Personal Contributions or participate in Bank Contributions.

2.04 Participation or Reparticipation Following Termination of Employment or Participation

      (a) If an Eligible Employee terminates employment with the Bank and is reemployed, he shall become an Eligible Employee again as of the date he again becomes an Employee and shall become a Member as of such date, provided that he is not excluded pursuant to Section 2.01(b).

      (b) If an Eligible Employee ceases to be eligible or terminates membership because he becomes an Employee who is excluded under
            Section 2.01(b), he shall become (or again become) a Member as of the first date he again ceases to be excluded pursuant to Section 2.01(b).

                                   ARTICLE III

                               SPECIAL PROVISIONS

3.01  Military Service

      If a Member shall have been absent from the service of the Bank because of service in the Armed Forces of the United States and if he shall have returned to the service of the Bank having applied to return while his reemployment rights were protected by law, he shall be deemed to have continued during such period to be a Member. Failure to return to work upon the expiration of the period of service in the Armed Forces shall terminate membership in the Plan as of the date on which such period ended.

3.02  Leave of Absence

      Employment in the service of the Bank and membership in the Plan shall be deemed continuous, and not terminated, in the event of temporary absence from work in the service of the Bank for any period of two years or less for which a Member shall have been granted a leave of absence by the Bank. Failure to return to work upon the expiration of the period of leave of absence granted by the Bank shall terminate membership in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of this Plan, all employees in like circumstances shall be similarly treated.

                                   ARTICLE IV

                                  CONTRIBUTIONS

4.01  Bank Contributions

      (a) As of the end of each Plan Year, the Board shall determine the Bank Contributions for the Plan Year. The Bank Contributions for any Plan Year shall be an amount equal to the lesser of:

            (i) An amount that shall not reduce the amount of Income Available for Surplus below $2,500 per $1,000,000 of Average Total Assets for the Plan Year, or

            (ii) 10% of the Compensation while a Member during such Plan Year, of each such Member in the Plan at the end of such Plan Year and each such Member whose death, Disability or Retirement shall have occurred during such Plan Year, but not exceeding the maximum amount which would be deductible by the Bank for income tax purposes under the provisions of Section 404 of the Code. Notwithstanding the foregoing, the Board may, in its discretion, waive the limitation under clause (i) above for any Plan Year in which it finds that there have been extraordinary charges against income, including, but not limited to, nonrecurring expenses and losses realized from the sales of securities, and may also, upon such finding, direct that the Bank Contributions for such Plan Year be paid from accumulated earnings of the Bank.

      (b) If, on or before September 30, 1999, the Bank consummates a transaction whereby it becomes a wholly owned subsidiary of a corporation which issues stock to the public, the Bank Contributions for the Plan Year ending September 30, 1999 shall be an amount equal to the lesser of:

            (i) An amount that shall not reduce the amount of Income Available for Surplus below $2,500 per $1,000,000 of Average Assets for the Plan Year, or

            (ii) the sum of (A) 10% of the Compensation while a Member during the period beginning October 1, 1998 and ending March 31, 1999 and (B) 5% of the Compensation while a Member during the period beginning April 1, 1999 and ending September 30, 1999 of each such Member in the Plan at the end of such Plan Year and each such Member whose death, Disability or Retirement shall have occurred during the Pan Year, but not exceeding the maximum amount which would be deductible by the Bank for income tax purposes under the provisions of Section 404 of the Code. Notwithstanding the foregoing, the Board may, in its discretion, waive the limitation under clause (i) for any Plan Year in which it finds that there have been extraordinary charges against income, including, but not limited to, nonrecurring expenses and losses realized from the sales of securities, and may also, upon such finding, direct that Bank Contributions for such Plan Year be paid from accumulated earnings of the Bank.

      (c) If, on or before the last day of any Plan Year that begins after September 30, 1999, the Bank has consummated a transaction whereby it has become a wholly owned subsidiary of a corporation which issues stock to the public, the Bank Contributions for any Plan Year shall be an amount equal to the lesser of:

            (i) An amount that shall not reduce the amount of Income Available for Surplus below $2,500 per $1,000,000 of Average Total Assets for the Plan Year, or

            (ii) 5% of the Compensation while a Member during such Plan Year, of each such Member in the Plan at the end of such Plan Year and each such Member whose death, Disability or Retirement shall have occurred during such Plan Year, but not exceeding the maximum amount which would be deductible by the Bank for income tax purposes under the provisions of Section 404 of the Code. Notwithstanding the foregoing, the Board may, in its discretion, waive the limitation under clause (i) above for any Plan Year in which it finds that there have been extraordinary charges against income, including, but not limited to, nonrecurring expenses and losses realized from the sales of securities, and may also, upon such finding, direct that the Bank Contributions for such Plan Year be paid from accumulated earnings of the Bank.

4.02  Method of Allocation

      The Bank Contributions for any Plan Year shall be allocated among the Members of the Plan at the end of such Plan Year and those Members whose death, Disability or Retirement shall have occurred during such Plan Year in an amount which bears the same ratio to the total ratio to the total amount so allocated as the Compensation of such person while a Member during such Plan Year (or part of such Plan Year, as the case may be) bears to the aggregate amount of the Compensation of all such persons while Members during such Plan Year. Allocations of Bank Contributions will not be discontinued or decreased because of a Member's attainment of any age.

4.03  Payment of Bank Contributions

      Subject to an election made by a Member pursuant to Section 4.04, the Bank Contributions for any Plan Year shall be paid to the Trust Fund as of the September Valuation Date for such Plan Year but before the due date of the Bank's Federal income tax return for such year, including any extensions thereof except for the Bank Contributions made pursuant to Section 4.01(b)(ii)(A) which shall be paid to the Trust Fund on May 31, 1999. These amounts shall be credited to the accounts of Members pursuant to
      Article V.

4.04  Cash or Deferred Election by a Member

      (a) Subject to Section 4.07 and paragraph (b) below, each Member shall be entitled to elect to receive in cash up to 50% (in multiples of 10%) of his allocation of Bank Contributions for any Plan Year except in the case of Bank Contributions made pursuant to Sections 4.01(b) and 4.01(c) in which case each Member shall be entitled to elect to receive in cash up to 100% (in multiples of 10%) of such allocation. An election pursuant to this Section 4.04 shall be made by filing notice, in the form and manner prescribed by the Plan Administrator, on or before August 15th of the Plan Year for which it is to be effective. Any such election may be changed or revoked by further notice given, in the form and manner prescribed by the Plan Administrator, on or before August 15th of such Plan Year, but not thereafter, except as provided in Section 4.07(a). Payments to Members pursuant to such an election shall be made as promptly following the end of such Plan Year as practicable, and in no event later than 2 1/2 months after the close of the Plan Year. Notwithstanding the foregoing, in the case of Bank Contributions made pursuant to Section 4.01(b)(ii)(A), an election pursuant to this Section 4.04 shall be made by filing notice, in the form and manner prescribed by the Plan Administrator, on or before May 31, 1999 and any such election may be changed or revoked by further notice given before such date, but not thereafter, except as provided in Section 4.07(a). Payments to Members pursuant to an election regarding Bank Contributions made pursuant to Section 4.01(b)(ii)(A) shall be made no later that June 15, 1999. If a Member fails to make an election pursuant to this
            Section 4.04(a) for any Plan Year, the Plan Administrator shall act as if the Member had not elected to receive a cash payment.

      (b) In no event shall the Member's Elective Bank Contributions and similar contributions made on his behalf by the Bank or an Affiliated Company to all plans, contracts or arrangements subject to the provisions of Section 401(a)(30) of the Code in any calendar year exceed $7,000 multiplied by the Adjustment Factor. A Member's election regarding Elective Bank Contributions with respect to a calendar year shall be limited, if necessary, to comply with the provisions of this paragraph (b).

      (c) In the event that the sum of the Elective Bank Contributions and similar contributions to any other qualified defined contribution plan maintained by the Bank or an Affiliated Company exceeds the dollar limitation in paragraph (b) above for any calendar year, the Member shall be deemed to have elected a return of Elective Bank Contributions in excess of such limit ("excess deferrals") from this Plan. The excess deferrals, together with Earnings, shall be returned to the Member no later than the April 15 following the end of the calendar year in which the excess deferrals were made. The amount of excess deferrals to be returned for any calendar year shall be reduced by any Elective Bank Contributions previously returned to the Member under Section 4.07(a) for that calendar year.

      (d) If a Member makes elective contributions under another qualified defined contribution plan maintained by an employer other than the Bank or an Affiliate Company for any calendar year and those contributions when added to his Elective Bank Contributions exceed the dollar limitation under paragraph (b) above for that calendar year, the Member may allocate all or a portion of such excess deferrals to this Plan. In that event, such excess deferrals, together with Earnings, shall be returned to the Member no later than the April 15 following the end of the calendar year in which such excess deferrals were made. However, the Plan shall not be required to return excess deferrals unless the Member notifies the Committee, in writing, by March 1 of that following calendar year of the amount of the excess deferrals allocated to this Plan. The amount of any such excess deferrals to be returned for any calendar year shall be reduced by any Elective Bank Contributions previously returned to the Member under Section 4.07(a) for that calendar year.

4.05  Personal Contributions

      The Plan Administrator may, in its discretion, for any Plan Year or Plan Years, allow Members to make Personal Contributions under the Plan to the Trust Fund. If authorized by the Plan Administrator for any Plan Year, Personal Contributions shall be made, at the election of each Member, in an amount not to exceed 10% of his Compensation for such Year, but in no event in an amount less than $100. Personal Contributions shall be made at such time or times and in such manner, including lump sum payments and payroll deductions, as may be prescribed by the Plan Administrator. Personal Contributions received from a Member by the Bank in any Plan Year shall be paid to the Trust Fund and invested in his Personal Account as of the September Valuation Date of such Plan Year and such other Valuation Date as the Plan Administrator may designate for the investment of Personal Contributions. Action by the Plan Administrator to allow Personal Contributions shall be publicized to all Members, and this Section shall be administered in a non-discriminatory manner.

4.06  Rollover Contributions

      (a) Subject to such terms and conditions as may be established from time to time by the Plan Administrator, the Plan may receive from a Member, or an Employee who has not yet met the eligibility requirements for membership but who is not excluded from membership pursuant to Section 2.01(b), in cash, any amount previously received (or deemed to be received) by him from a qualified plan. The Plan may receive such amount either directly from the Member or Employee or from an individual retirement account or from a qualified plan in the form of a direct rollover. Notwithstanding the foregoing, the Plan shall not accept any amount unless such amount is eligible to be rolled over to a qualified trust in accordance with applicable law and the Member or Employee provides evidence satisfactory to the Plan Administrator that such amount qualifies for rollover treatment. Unless received by the Plan in the form of a direct rollover, the Rollover Contribution must be paid to the Trustee on or before the 60th day after the day it was received by the Member or Employee.

      (b) Rollover Contributions, and amounts of income thereon, shall be fully vested and shall be accounted for separately in a Member's Rollover Account.

      (c) An Employee shall be entitled to make investment directions and to direct transfers among Investment Funds as provided in Article VIII, with respect to his Rollover Contributions.

4.07  Limitations Affecting Highly Compensated Employees

      (a) Limitation Based on Actual Deferral Percentage: For Plan Years on and after January 1, 1987, the Actual Deferral Percentage for Highly Compensated Employees who are Members shall not exceed the Actual Deferral Percentage for all other Members multiplied by 1.25. If the Actual Deferral Percentage for Highly Compensated Employees does not meet the foregoing test, the Actual Deferral Percentage for Highly Compensated Employees who are Members may not exceed the Actual Deferral Percentage for all other Members by more than two percentage points, and the Actual Deferral Percentage for Highly Compensated Employees may not be more than 2.0 times the Actual Deferral Percentage for all other Members (or such lesser amount as the Committee shall determine to satisfy the provisions of paragraph
            (c)). If the effect of the elections filed pursuant to Section 4.04 for any Plan Year is to violate this paragraph, the following provisions shall apply:

            (i) The Committee may from August 16th through August 31st of such Plan Year solicit cash elections from the Highly Compensated Employees who failed to make an election under Section 4.04 or solicit voluntarily amended elections from the Highly Compensated Employees to result in compliance with this paragraph. If such additional cash elections or voluntarily amended elections result in compliance with this paragraph, they will become irrevocable on August 31st of such Plan Year; if not, such cash elections and voluntarily amended elections shall have no effect, and the Committee shall require cash elections be made or shall amend the elections of the Highly Compensated Employees so as to result in compliance with this paragraph in accordance with the procedure set forth in subparagraph (ii) below. Cash elections or amended elections made or solicited by the Committee under this paragraph need not be in multiples of 10% of a Member's Bank Contributions.

            (ii) The amount of Elective Bank Contributions elected by some or all Highly Compensated Employees shall be reduced until the provisions of this subparagraph are satisfied as follows: The actual deferral ratio of the Highly- Compensated Employee with the highest actual deferral ratio shall be reduced to the extent necessary to meet the test or to cause such ratio to equal the actual deferral ratio of the Highly-Compensated Employee with the next highest ratio. This process will be repeated until the actual deferral percentage test is passed. Each ratio shall be rounded to the nearest one one- hundredth of one percent of the Member's Statutory Compensation. However, any excess contributions for any Plan Year shall be reduced by any Elective Bank Contributions previously returned to the Member under

                  Section 4.04 for that Plan Year. Elective Bank Contributions shall then be made on behalf of the affected Highly Compensated Employees in accordance with the revised election limitations. In the event any Elective Bank Contributions are required to be distributed from the Plan to achieve compliance, any distribution of the excess contributions will be made to the Highly Compensated Employees on the basis of the respective portion of the excess contributions attributable to each such Employee and shall be made, together with Earnings thereon, before the close of the Plan Year following the Plan Year for which those contributions were made, and to the extent practicable within 2 1/2 months following the end of the Plan Year for which the contributions were made.

      (b) Limitation Based on Contribution Percentage: For Plan Years on and after January 1, 1987, the Contribution Percentage for Highly Compensated Employees who are Members shall not exceed the Contribution Percentage for all other Members multiplied by 1.25. If the Contribution Percentage for the Highly Compensated Employees does not meet the foregoing test, the Contribution Percentage for Highly Compensated Employees who are Members may not exceed the Contribution Percentage of all other Members by more than two percentage points, and the Contribution Percentage for Highly Compensated Employees may not be more than 2.0 times the Contribution Percentage for all other Members (or such lesser amount as the Committee shall determine to satisfy the provisions of paragraph (c)). The Committee may implement rules limiting the Personal Contributions which may be made by some or all Highly Compensated Employees so that this limitation is satisfied. If the Committee determines that the limitation under this paragraph (b) has been exceeded in any Plan Year, the following provisions shall apply:

            (i) The amount of Personal Contributions made by some or all Highly Compensated Employees in the Plan Year shall be reduced until the provisions of this paragraph (b) are satisfied as follows. The actual contribution ratio of the Highly-Compensated Employee with the highest actual contribution ratio shall be reduced to the extent necessary to meet the test or to cause such ratio to equal the actual contribution ratio of the Highly- Compensated Employee with the next highest actual contribution ratio. This process will be repeated until the actual contribution percentage test is passed. Each ratio shall be rounded to the nearest one one-hundredth of one percent of a Member's Statutory Compensation.

            (ii) Any Personal Contributions subject to reduction under this paragraph (b), together with Earnings thereon ("excess aggregate contributions"), shall be paid to the Member before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made and, to the extent practicable, the repayment shall be made within 2 1/2 months of the close of the Plan Year in which the excess aggregate contributions were made.

      (c) Notwithstanding the provisions of paragraphs (a) and (b) above, in no event shall the sum of the Actual Deferral Percentage of the group of eligible Highly Compensated Employees and the Contribution Percentage of such group, after applying the provisions of paragraphs (a) and (b) above, exceed the "aggregate limit" as provided in Section 401(m)(9) of the Code and the regulations issued thereunder. In the event the aggregate limit is exceeded for any Plan Year, the Contribution Percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in paragraph (b) above.

4.08  Additional Discrimination Testing Provisions

      (a) If any Highly Compensated Employee is either (i) a five percent owner or (ii) one of the 10 highest paid Highly Compensated Employees, then any Statutory Compensation paid to or any contribution made by or on behalf of any member of his "family" shall be deemed paid to or made by or on behalf of such Highly Compensated Employee for purposes of Section 4.07, to the extent required under regulations prescribed by the Secretary of the Treasury or his delegate under Sections 401(k) and 401(m) of the Code. The contributions required to be aggregated under the preceding sentence shall be disregarded in determining the Actual Deferral Percentage and Contribution Percentage for the group of non- highly compensated employees for purposes of Section 4.07. Any return of excess contributions or excess aggregate contributions required under Section 4.07 with respect to the family group shall be made by allocating the excess contributions or excess aggregate contributions among the family members in proportion to the contributions made by or on behalf of each family member that is combined. For purposes of this paragraph, the term "family" means, with respect to any employee, such employee's spouse, any lineal ascendants or descendants and spouses of such lineal ascendants or descendants.

      (b) If any Highly Compensated Employee is a member of another qualified plan of the Bank or an Affiliated Company, other than an employee stock ownership plan described in Section 4975(e)(7) of the Code or any other qualified plan which must be mandatorily disaggregated under Section 410(b) of the Code, under which elective contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes after-tax contributions, the Committee shall implement rules, which shall be uniformly applicable to all employees similarly situated, to take into account all such contributions for the Highly Compensated Employee under all such plans in applying the limitations of Section 4.07. If any other such qualified plan has a plan year other than the Plan Year defined in Section 1.40, the contributions to be taken into account in applying the limitations of Section 4.07 will be those made in the plan years ending with or within the same calendar year.

      (c) In the event that this Plan is aggregated with one or more other plans to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code (other than for purposes of the average benefit percentage test) or if one or more other plans is aggregated with this Plan to satisfy the requirements of such sections of the Code, then the provisions of Section 4.07 shall be applied by determining the Actual Deferral Percentage and Contribution Percentage of employees as if all such plans were a single plan. If this Plan is permissively aggregated with any other plan or plans for purposes of satisfying the provisions of Section 401(k)(3) of the Code, the aggregated plans must also satisfy the provisions of Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph (c) only if they have the same plan year.

      (d) The Bank may elect to use Elective Bank Contributions to satisfy the tests described in Section 4.07(b) and (c), provided that the test described in Section 4.07(a) is met prior to such election, and continues to be met following the Bank's election to shift the application of those Elective Bank Contributions from Section 4.07(a) to Section 4.07(b).

4.09  Maximum Annual Additions

      (a) No amount shall be allocated to a Member's Accumulated Share for any Plan Year commencing on or after January 1, 1987 to the extent that such allocation, when added to the Member's annual addition for that Plan Year under any other qualified defined contribution plan of the Bank or an Affiliated Company, would result in an annual addition of an amount greater than the lesser of (i) $30,000 (or one-quarter of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, if greater) or (ii) 25% of the Member's aggregate remuneration. For purposes of this Section 4.09, the term "annual addition" with respect to each Member under this Plan or any other qualified defined contribution plan maintained by the Bank or an Affiliated Company means the sum for any Plan Year of:

            (i) all contributions by the Bank and Affiliated Companies (including contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the
                  Code) under any qualified defined contribution plan maintained by the Bank or any Affiliated Company, as well as the Member's allocable share, if any, of any forfeitures under such plans; plus

            (ii) (A) for Plan Years that begin prior to January 1, 1987, the lesser of (I) one-half of all nondeductible voluntary contributions under any other qualified defined contribution plan (whether or not terminated) maintained by the Bank or any Affiliated Company, or (II) the amount of the nondeductible voluntary contributions under a qualified defined contribution plan (whether or not terminated) maintained by the Bank or Affiliated Company in excess of 6% of such Member's Statutory Compensation; and (B) for Plan Years that begin after December 31, 1986, the sum of all of the nondeductible voluntary contributions under any other qualified defined contribution plan (whether or not terminated) maintained by the Bank and all Affiliated Companies, that have been allocated to the Member's Accumulated Share under this Plan or his accounts under any other such qualified defined contribution plan. Any Elective Bank Contributions or Personal Contributions which may have been distributed from the Plan under the provisions of Section 4.07 shall be included in the annual addition for the year allocated.

            Notwithstanding the foregoing, if, for any Limitation Year, the aggregate amount of employer contributions under a tax-qualified employee stock ownership plan of the Bank or any Affiliated Company that are allocated directly to the accounts of individuals who are Highly Compensated Employees for that Limitation Year plus such Highly Compensated Employees' allocable shares of any employer contributions applied to the repayment of a securities acquisition loan for such Limitation Year does not exceed one-third of the aggregate of such employer contributions for all participating employees for such Limitation Year, Annual Additions shall not include any employer contributions used to pay interest on a securities acquisition loan or any forfeitures of employer securities purchased with the proceeds of a securities acquisition loan for such Limitation Year.

      (b) Notwithstanding the provisions of paragraph (a) above, in the case of a Member who is also a participant in a qualified defined benefit plan of the Bank or an Affiliated Company, his maximum annual addition for any Plan Year that begins prior to October 1, 1993, shall not exceed an adjusted annual addition determined as follows:

            (i)   Determine the defined benefit fraction.

            (ii)  Determine the defined contribution fraction.

            (iii) Subtract the result of (i) from 1.0.

            (iv) If the result of (iii) is equal to or greater than the result of (ii), the maximum annual addition described in paragraph
                  (a) above shall apply without adjustment; if the result of
                  (iii) is less than the result of (ii), continue with steps
                  (v), (vi) and (vii) below.

            (v) Multiply the denominator of the defined contribution fraction, as described below, by the result of (iii).

            (vi) Subtract the result of (v) from the numerator of the defined contribution fraction, as described below.

            (vii) Reduce the annual addition computed under paragraph (a) above by the result of (vi); the result is the maximum annual addition.

      (c) In the case of a Member who is also a participant in another qualified defined contribution plan of the Bank or an Affiliated Company which is required to be aggregated with this Plan for purposes of applying the limitations of paragraph (a) above, any reduction in contributions required to satisfy the provisions of paragraph (a) above shall first be applied to the contributions made to this Plan.

      (d)   For purposes of this Section 4.09:

            (i) The defined contribution fraction shall be a fraction the numerator of which is the sum of:

                  (A) the current year's annual addition computed under paragraph (a) above, and

                  (B) the annual additions made to the Member's Accumulated Share or his accounts under any other qualified defined contribution plan of the Bank or an Affiliated Company in all prior years, but reduced by any amount permitted by regulations promulgated by the Commissioner of Internal Revenue, and the denominator of which is the lesser of the following amounts determined for each year of the Member's service:

                  (C) 1.25 multiplied by the maximum dollar amount allowed by law for that year; or

                  (D) 1.4 multiplied by 25% of the Member's remuneration for that year. At the direction of the Committee, the portion of the denominator of that fraction with respect to Plan Years ending before 1983 shall be computed as the denominator for the Plan Year ending in 1982, as determined under the law as then in effect, multiplied by a fraction the numerator of which is the lesser of:

                  (E)   $51,875, or

                  (F) 1.4 multiplied by 25% of the Member's remuneration for the Plan Year ending in 1981,

                  and the denominator of which is the lesser of:

                  (G)   $41,500, or

                  (H)   25% of the Member's remuneration for that Plan Year.

            (ii) The defined benefit fraction for a Member who is a member of one or more defined benefit plans of the Bank or an Affiliated Company shall be a fraction the numerator of which is:

                  (A) the projected annual benefit of such Member under such defined benefit plan or plans,

                  and the denominator of which is the lesser of:

                  (B) 1.25 multiplied by the maximum dollar amount allowed by law for that year; or

                  (C) 1.4 multiplied by the Member's average annual remuneration during the three consecutive calendar years in his service as a member, under such defined benefit plan or plans, affording the highest such average;

            (iii) A defined contribution plan means a pension plan which provides for an individual account for each member and for benefits based solely upon the amount contributed to the member's account, and any income, expenses, gains and losses and any forfeitures of accounts of other members which may be allocated to that member's accounts, subject to (iv) below; and

            (iv) A defined benefit plan means any pension plan which is not a defined contribution plan; however, in the case of a defined benefit plan which provides a benefit which is based partly on the balance of the separate account of a member, that plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a member and as a defined benefit plan with respect to the remaining portion of the benefits under the plan.

            (v) The term "remuneration" with respect to any Member shall mean the wages, salaries and other amounts paid in respect of that Member by the Bank or an Affiliated Company for personal services actually rendered, determined after any reduction pursuant to a cafeteria plan as described in Section 125 of the Code, including (but not limited to) bonuses, overtime payments and commissions, but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code.

      (e) A Member's annual addition to this Plan will be reduced, if and to the extent necessary, so that the limitations of paragraphs (a), (b) and (c) are not exceeded. Such reduction shall be made in accordance with the following order of priority:

            (i) The Member's Personal Contributions under Section 4.05 shall be reduced to the extent necessary. The amount of such reduction shall be returned to the Member, together with any investment earnings thereon.

            (ii) The Member's Elective Bank Contributions otherwise allocated to a Member's Optional Account under Section 5.03 shall be reduced to the extent necessary. The amount of the reduction shall be paid to the Member, together with any earnings on the contributions to be returned.

            (iii) The Bank Contributions otherwise allocated to a Member's
                  Regular Account under Section 5.02 shall be reduced and the amount of the reduction shall be used to reduce future Bank Contributions.

                                    ARTICLE V

                                MEMBER'S ACCOUNT

5.01  In General

      The Committee shall maintain a Regular Account for each Member and, wherever appropriate, shall also maintain an Optional Account for such Member, a Personal Account for such Member and/or a Rollover Account for such Member or Employee.

5.02  The Regular Account

      A Member's Regular Account shall be credited with the mandatory 50% of the Bank Contributions allocated to such Member in any Plan Year and shall be paid to the Trust Fund for his account, except in the case of Bank Contributions made pursuant to Sections 4.01(b) and 4.01(c) which shall be credited entirely to a Member's Optional Account.

5.03  The Optional Account

      A Member's Optional Account shall be credited with any balance of the Bank Contributions allocated to such Member in any Plan Year and paid to the Trust Fund for his account in excess of the 50% of such allocation credited to the Member's Regular Account pursuant to Section 5.02, except for Bank Contributions made pursuant to Sections 4.01(b) and 4.01(c) which shall be credited to a Member's Optional Account in their entirety.

5.04  The Personal Account

      An Employee's Personal Account shall be credited with any Personal Contributions which he has made pursuant to Section 4.05.

5.05  The Rollover Account

      An Employee's Rollover Account shall be credited with any Rollover Contributions which he has made pursuant to Section 4.06.

                                   ARTICLE VI

                                     VESTING

6.01  Method of Vesting

      (a) An Employee's Optional Account, Personal Account and Rollover Account, and amounts of income thereon, shall always be fully vested under the Plan.

      (b) The Regular Account of a Member shall vest under the provisions of clause (i) or (ii), whichever provides the Member with a greater vested interest:

            (i) The Member's Regular Account shall vest 20% upon the conclusion of his first year as a Member and 20 % more at the conclusion of each succeeding year of membership, but not more than 100%. If a Former Member again becomes a Member, he shall have the same percentage of vesting as at the time of termination of membership.

            (ii) The Member's Regular Account shall vest in accordance with the number of years of Vesting Service beginning on January 1, 1974 and after he attains age 18 as follows:

                    Number of Years
                   of Vesting Service                      Vested Percentage
                   ------------------                      -----------------
                        under 3                                    0%
                              3                                   20
                              4                                   40
                              5                                   60
                              6                                   80
                              7 or more                          100

                  In no event, however, shall the change in the vesting schedule in clause (ii) effective as of October 1, 1989 reduce the vested portion of a Member's Regular Account determined as of that date, and in the case of a Member who had completed at least three years of service as of that date, the vesting provision in effect prior to that date shall continue to be applicable to the extent that application of that provision provides the Member with a greater vested interest in his Accumulated Share than that provided under clause (ii).

6.02  Vesting on Termination of Membership

      Any previously unvested portion of the Regular Account of a Member shall become fully vested in him immediately upon attainment of age 65, or, if earlier, upon the termination of his membership by reason of death, Disability or Retirement.

6.03  Forfeitures on Termination of Membership

      Upon the termination of membership of a Member for any reason other than death, Disability or Retirement, that portion of his Regular Account which is not vested at the date of such termination shall be segregated in a separate account until the Member has a period of Break in Service of five years or receives a distribution of the vested portion of his Accumulated Share, if earlier. If the Former Member is not reemployed by the Bank or an Affiliated Company before he has a period of Break in Service of five years or receives such a distribution, the unvested portion of his Regular Account, so segregated, shall be forfeited. Units in the Investment Funds which have been forfeited in accordance with the provisions of this
      Section 6.03 or Section 6.01(c) shall be redeemed as of the September Valuation Date of the Plan Year in which the forfeiture occurs, and the proceeds of all such redemptions, less amounts, if any, required to be credited because of reemployment pursuant to Section 6.04, shall be applied to reduce the Bank Contributions for such Plan Year, or if the Plan should be terminated, any amount not previously so applied shall be credited ratably to the accounts of all Members in proportion to the amount of the Bank Contributions credited to their respective accounts for the last Plan Year for which contributions were made.

6.04  Amounts Credited Upon Reemployment or Reparticipation

      (a) If an amount of a Member's Regular Account has been forfeited or is held in a separate account in accordance with Section 6.03 above, that amount shall be subsequently restored to the Member's Regular Account provided he is reemployed by the Bank or an Affiliated Company before he has a period of Break in Service of five years. The amount shall be credited from the proceeds of forfeitures which are redeemed pursuant to Section 6.03 during the Plan Year in which he again becomes a Member, unless the proceeds are insufficient, in which case the Bank shall make an additional Bank Contribution to his Regular Account in the amount of such deficiency. Amounts so credited shall have the same degree of vesting as at the time of termination of membership. In the event a Member received a distribution of the vested portion of his Regular Account and is subsequently restored to service and any portion of his unvested Regular Account is restored under this Section 6.04, the vested portion of a Member's Regular Account shall be determined as of any subsequent date in accordance with IRS Reg. 1.411(a)(7)(d)(5).

                                   ARTICLE VII

                                 THE TRUST FUND

7.01  The Trust Fund

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall contain such powers in the Trustee as to investment, control and disbursement of the Trust Fund and such other provisions, not inconsistent with the Plan, as the Board may from time to time authorize. Except as required by ERISA, no bond or other security shall be required of any Trustee at any time in office.

7.02  The Investment Funds

      The Trust Fund shall consist of the Savings Fund, the Equity Fund, the Intermediate Bond Fund (effective as of July 1, 1994) and the Employer Stock Fund (effective as of the date of the completion of the transaction whereby the Bank becomes a wholly owned subsidiary of Hudson City Bancorp, Inc.), each of which shall be administered and invested by the Trustee in accordance with the provisions of the Plan and the Trust Agreement. The Trust Agreement shall specify the types of investments which the Trustee is authorized to make in the respective Investment Funds (or such other funds, hereinafter provided for) to which reference should be made for a complete description thereof. For identification purposes only, the Investment Funds will consist primarily of:

      (a) The Equity Fund: common stocks and investments convertible into common stocks and stock of regulated investment companies and mutual funds which themselves invest primarily in common stocks and investments convertible into common stocks;

      (b) The Savings Fund: savings accounts and time or other interest bearing deposits in mutual savings banks, including the Bank;

      (c) The Intermediate Bond Fund: U.S. government and corporate fixed-income securities of varying maturities; and

      (d)   The Employer Stock Fund: Shares of Hudson City Bancorp, Inc.

      The Trustee is also authorized to invest any amounts held or received by it in any one or more of the Investment Funds, in short term obligations of the U.S. Government, or agencies thereof, or in short term corporate obligations or to retain uninvested, or sell investments to provide, amounts of cash required for the purposes of any such Fund. The Trust Fund shall also contain, in addition to or in place of one or more of the Investment Funds described above, such other Investment Fund or Funds as may, from time to time, be requested by the Bank and agreed to by the Trustee.

7.03  Management and Control of Assets

      All assets of the Plan shall be held by the Trustee in trust for the exclusive benefit of Employees, Members, Former Members and their beneficiaries. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Employees, Members, Former Members and their beneficiaries, and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan. Notwithstanding the foregoing, the Bank may recover without interest the amount of its Bank Contributions made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, provided that such recovery is made within one year following the date on which such Bank Contribution was made. The Bank's contributions to the Plan are made conditioned upon their deductibility under Section 404 of the Code. If all or part of the Bank's deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which the disallowance applies shall be returned to the Bank without interest but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the disallowance of deduction.

                                  ARTICLE VIII

                  INVESTMENT DIRECTIONS, CHANGES AND TRANSFERS

8.01  Investment Directions

      (a) Upon first becoming a Member, such Member shall direct, in the form and manner prescribed by the Plan Administrator, that any Personal Contributions and his allocation of Bank Contributions paid to the Trust Fund be applied, in such proportions as he may designate, to the purchase for him of units in the Investment Funds. Any amounts to be applied at any time for any Member to the purchase of units in any of the Investment Funds shall be applied in multiples of 10%. To the extent that a Member shall fail to make an investment direction, any Personal Contributions and his allocation of Bank Contributions shall be applied to the purchase for him of units in the Savings Fund.

      (b) An Employee who makes a Rollover Contribution shall designate his investment direction for such contribution in accordance with
            Section 8.01(a).

8.02  Change of Investment Directions

      (a) By filing a notice not less than fifteen days before any Valuation Date in the form and manner prescribed by the Plan Administrator, a Member may change his investment direction. In such event, the new investment direction shall become effective as of such Valuation Date and apply to all of his Personal Contributions and Bank Contributions to be invested as of such Valuation Date and subsequent Valuation Dates. Such new investment direction shall only be made in multiples of 10% as provided in Section 8.01(a). Only one change of investment direction may be made by a Member in a Quarter.

      (b) An Employee who makes a Rollover Contribution may direct transfers among Investment Funds in accordance with Section 8.02(a).

8.03  Transfers Between Investment Funds

      (a) By filing a notice not less than fifteen days before any Valuation Date in the form and manner prescribed by the Plan Administrator, a Member may direct that multiples of 10% of the units in any Investment Fund be redeemed and the proceeds applied to the purchase for him of units in another Investment Fund or Funds, as the case may be. Such transfer shall be effected as of such Valuation Date and units redeemed and purchased shall have the value determined therefor as of such Valuation Date. Only one such transfer between Investment Funds may be made by a Member in a Quarter.

      (b) An Employee who makes a Rollover Contribution may direct transfers among Investment Funds in accordance with Section 8.03(a).

8.04  Valuation of Investment Units

      Initially, the value of each unit in each Investment Fund shall be $1, and one unit in any Fund shall be credited to each Member for each $1 applicable to the purchase for him of units in such Fund pursuant to
      Section 8.01. Thereafter, the Plan Administrator shall determine the value of units in each such Fund as of each Valuation Date by dividing the fair market value of all property in each such Fund as of such Valuation Date (after deducting any expenses or other amounts then properly chargeable against the particular Fund) by the number of units then outstanding in each such Fund.

8.05  Fractional Investment Units

      For the purposes of this Article VIII, fractions of units computed to three decimal points as well as whole units in any of the Investment Funds may be redeemed or purchased for the credit of Members.

8.06  Annual Statements

      There will be furnished, by mail or otherwise, at least once in each Plan Year to each person who would then be entitled to receive all or part of any Accumulated Share if the Plan were then terminated, a statement of his interest in the Plan, including the fair market value of such interest, as of such date as shall be selected by the Plan Administrator, which statement will be deemed to have been accepted as correct and be binding on such person unless the Plan Administrator receives written notice to the contrary within thirty days after the statement is mailed or furnished to such person.

                                   ARTICLE IX

                       INVESTMENTS IN EMPLOYER STOCK FUND

9.01  In General

      The provisions of this Article IX shall apply to the Employer Stock Fund and to any Member, Former Member or Beneficiary who has an interest in the Employer Stock Fund.

9.02  Restrictions on Investments by Corporate Insiders

      Investment directions, investment direction changes, transfers among investment funds, withdrawals during employment, distributions and loans made pursuant to the terms of the Plan shall be subject to the following restrictions:

            (a) Any transfer among investment funds that results in an increase in the portion of a Corporate Insider's Accumulated Share that is invested in the Employer Stock Fund shall be given effect only if effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Bank or any affiliate of the Bank that resulted in a Discretionary Transaction that constituted a disposition of beneficial ownership of Shares;

            (b) Any transfer among investment funds that results in a decrease in the portion of a Corporate Insider's Accumulated Share that is invested in the Employer Stock Fund shall be given effect only if effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Bank or any affiliate of the Bank that resulted in a Discretionary Transaction that constituted an acquisition of beneficial ownership of Shares;

            (c) Any loan made under this Plan that is funded in whole or in part through a disposition of any portion of the Corporate Insider's interest in the Employer Stock Fund shall be made only if effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Bank or any affiliate of the Bank that resulted in a Discretionary Transaction that constituted an acquisition of beneficial ownership Shares; and

            (d) Any cash distribution from a Corporate Insider's Accumulated Share under the Plan (whether a withdrawal during service, a distribution following termination of service or other type of distributions that does not constitute a loan under the terms of the Plan) shall be made only if:
      (i) effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Bank or any affiliate of the Bank that resulted in a Discretionary Transaction that constituted an acquisition of Shares, or
      (ii) (A) not effected at the volition of the Corporate Insider, or (B) effected in connection with the Corporate Insider's death, disability, retirement or termination of employment, or (C) required to be made available to the Corporate Insider pursuant to any applicable requirement of the Code, or (D) effected pursuant to a domestic relations order described in section 414(p) of the Code.

The restrictions set forth in this section 9.02 are intended to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission and shall be interpreted, applied and modified, in the discretion of the Plan Administrator, to give effect to such intention.

9.03  Compliance with Securities Laws

      To the extent that the Plan Administrator may determine necessary, appropriate or advisable for the purpose of securing compliance with applicable federal, state or local laws, rules or regulations applicable to trading in Shares, the Plan Administrator may restrict the making or implementation of investment or transfer directions by any individual with respect to the Employer Stock Fund to those periods of time when such individual would, under the Bank's securities trading policy, be permitted to buy or sell Shares directly for his own account. The Plan Administrator may refuse to implement any such direction that would result in a transaction that would be prohibited under such policy if engaged in outside of the Plan.

9.04  Voting Rights

      Each person with an interest in the Employer Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to Shares held in the Employer Stock Fund; provided, however, that such person has an interest in the Employer Stock Fund as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, the Trustee or such other person who shall be independent of the issuer of Shares as the Plan Administrator shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, the Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the manner in which such voting rights shall be exercised. As to each matter in which the holders of Shares are entitled to vote, a number of affirmative votes equal to the product of:

            (a) the total number of Shares then held in the Employer Stock Fund as of the applicable record date; and

            (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons directing that an affirmative vote or a negative vote be cast;

shall be cast. A number of negative votes equal to the excess of the total number of Shares held in the Employer Stock Fund as of the applicable record date, over the designated number of affirmative votes, shall be cast. The Plan Administrator shall furnish, or cause to be furnished, to each person with an interest in the Employer Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of Shares or by any proxy solicitor, to the holders of Shares.

9.05  Tender Rights

      Each person with an interest in the Employer Stock Fund shall have the right to participate confidentially in the response to a tender offer, or to any other offer, made to the holders of Shares generally, to purchase, exchange, redeem or otherwise transfer Shares; provided, however, that such person had an interest in the Employer Stock Fund as of the Valuation Date coincident with or immediately preceding the first day for delivering Shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing with the inspector of elections, the Trustee or such other person who shall be independent of the issuer of Shares as the Plan Administrator shall designate, at least 30 days prior to the last day for delivering Shares or otherwise responding to such tender or other offer, a written direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, the Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the number of Shares to be delivered. On the last day for delivering Shares or otherwise responding to such a tender or other offer, a number of Shares equal to the product of:

            (a) the total number of Shares then held in the Employer Stock Fund; and

            (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day of delivering Shares or otherwise responding to such tender or other offer) of the interests in the Employer Stock Fund of all persons directing that Shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering Shares or otherwise responding to such tender or other offer) of the interests in the Employer Stock Fund of all persons directing that Shares be delivered or that the delivery of Shares be withheld;

      shall be delivered in response to such tender or other offer. Delivery of the remaining Shares then held in the Employer Stock Fund shall be withheld. The Plan Administrator shall furnish, or cause to be furnished, to each Member whose Account is invested in whole or in part in the Employer Stock Fund, all information concerning such tender or other offer furnished by the issuer of Shares, or information furnished by or on behalf of the person making such tender or other offer.

9.06  Appraisal Rights

      Each person with an interest in the Employer Stock Fund shall have the right to participate confidentially in the exercise of dissent and appraisal rights appurtenant to Shares held in the Employer Stock Fund; provided, however, that such person has an interest in the Employer Stock Fund as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, the Trustee or such other person who shall be independent of the issuer of Shares as the Plan Administrator shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, the Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the manner in which such dissent and appraisal rights shall be exercised. As to each matter giving rise to dissent and appraisal rights, the Plan Administrator shall direct the Trustee to exercise such rights as to a number of Shares equal to:

            (a) the total number of Shares then held in the Employer Stock Fund as of the applicable record date; and

            (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons directing that dissent and appraisal rights be exercised be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the entirety of the Employer Stock Fund.

The Trustee shall not exercise dissent and appraisal rights with respect to the remainder of the Shares held in the Employer Stock Fund. The Plan Administrator shall furnish, or cause to be furnished, to each person with an interest in the Employer Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of Shares or by any proxy solicitor, to the holders of Shares with respect to availability, and consequences of exercise, of dissent and appraisal rights.

                                    ARTICLE X

                               PAYMENT OF BENEFITS

10.01 In General

      A Member's or Former Member's vested interest in his Accumulated Share shall be paid only at the times, to the extent, in the manner and to the persons provided in this Article X.

10.02 Payments during Employment

      (a) Voluntary Withdrawals. On or after January 1, 1987 each Member shall be entitled to withdraw not more often than once during each period of six months, in the following order all or part of:

            (i) the amount of his Personal Contributions made before 1987, not to exceed his non-taxable basis, excluding earnings thereon (or the value thereof, if less),

            (ii) the amount of his Personal Contributions made on or after January 1, 1987, with earnings thereon,

            (iii) the amount of earnings attributable to his Personal
                  Contributions made before 1987,

            (iv) his Bank Contributions in his Optional Account A, with earnings thereon, and

            (v) upon attaining age 59 1/2, the amount of his Bank Contributions in his Optional Account B, with earnings thereon.

            If a Member makes a withdrawal pursuant to subparagraph (iv) or (v), for purposes of his allocation of Bank Contributions pursuant to
            Section 4.02 he shall be deemed to have had no Compensation during the first three months while a Member during such Plan Year (or part of such Plan Year, as the case may be). A Member must withdraw the total amount available for withdrawal under subparagraphs (i) through (iii) before making a withdrawal under subparagraphs (iv) and (v).

      (b)   Hardship Payments.

            (i) Notwithstanding withdrawals permitted under Section 10.02(a), each Member shall be entitled, in a case of Hardship, to apply not more often than once in any period of twelve months to the Plan Administrator, on a form provided by the Plan Administrator, for a distribution of a portion or all of his vested interest in his (A) Personal Account, (B) his Regular Account, and (C) his Optional Account (excluding any earnings credited to his Optional Account B on or after January 1,
                  1989). A withdrawal from a Member's Personal Account or Regular Account shall require the furnishing of proof of hardship satisfactory to the Committee pursuant to the provisions of subparagraph (ii) below, and a withdrawal from a Member's Optional Account shall require the furnishing of proof of extreme hardship satisfactory to the Committee pursuant to the provisions of subparagraph (iii) below.

            (ii) A hardship withdrawal from a Member's Personal Account or Regular Account will be approved by the Committee, under such uniform rules as it shall adopt, for the following reasons:

                  (A) the inability of the Member to meet expenses incurred or assumed as the result of an accident to, or illness of, the Member or a member of his family,

                  (B) the expenses of education for a Member or the Member's family,

                  (C)   the purchase of a home, or

                  (D)   any other event described in subparagraph (iii) below.

                  The Member shall certify to the Committee, on such form as the Committee shall prescribe, that the financial need cannot be met by reimbursement from insurance or by withdrawing all available amounts from the Plan under Sections 10.02(a) and 10.03.

            (iii) As a condition for a withdrawal from the Member's Optional
                  Account, there must exist with respect to the Member an immediate and heavy financial need to draw upon his Optional Account. The Committee shall presume the existence of such immediate and heavy financial need if the requested withdrawal is on account of any of the following:

                  (A) expenses for medical care described in Section 213(d) of the Code previously incurred by the Member, his spouse or any of his dependents (as defined in Section 152 of the Code) or necessary for those persons to obtain such medical care;

                  (B) costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

                  (C) payment of tuition and related educational fees for the next 12 months of post-secondary education of the Member, his spouse or dependents;

                  (D) payment of amounts necessary to prevent eviction of the Member from his principal residence or to avoid foreclosure on the mortgage of his principal residence; or

                  (E) the inability of the Member to meet such other expenses, debts or other obligations recognized by the Internal Revenue Service as giving rise to immediate and heavy financial need for purposes of Section 401(k) of the Code.

                  The amount of the withdrawal may not be in excess of the amount of the financial need of the employee, including any amounts necessary to pay any federal, state or local taxes and any amounts necessary to pay any penalties reasonably anticipated to result from the hardship distribution.

                  In evaluating the relevant facts and circumstances, the Committee shall act in a nondiscriminatory fashion and shall treat uniformly those Members who are similarly situated. The Member shall furnish to the Committee such supporting documents as the Committee may request in accordance with uniform and nondiscriminatory rules prescribed by the Committee.

            (iv) As a further condition for a hardship withdrawal from a Member's Optional Account, the Member must demonstrate that the requested withdrawal is necessary to satisfy one of the financial needs described above. The Member must certify to the Committee, on such form as the Committee may prescribe, that the financial need cannot be relieved (1) through reimbursement or compensation by insurance or otherwise, (2) by reasonable liquidation of the Member's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need, (3) by cessation of Elective Bank Contributions and Personal Contributions, or (4) by other distributions or nontaxable (at the time of the loan) loans from the Plan or other plans of the Bank or Affiliated Companies or by borrowing from commercial sources at a reasonable rate in an amount sufficient to satisfy the need. The actions listed are required to be taken to the extent necessary to relieve the hardship but any action which would have the effect of increasing the hardship need not be taken. For purposes of this paragraph, there shall be attributed to the Member those assets of the Member's spouse and minor children which are reasonably available to the Member. The Member shall furnish to the Committee such supporting documents as the Committee may request in accordance with uniform and nondiscriminatory rules prescribed by the Committee. If, on the basis of the Member's certification and the supporting documents, the Committee finds it can reasonably rely on the Member's certification, then the Committee shall find that the requested withdrawal is necessary to meet the Member's financial need.

      (c) Procedures. Withdrawals and payments pursuant to this Section 9.02 shall be made upon thirty days written notice (which notice shall be irrevocable) to the Plan Administrator, on a form provided by the Plan Administrator. Such withdrawals and payments shall be determined as of the Valuation Date next following the filing of such notice and shall be effected through the redemption of units credited to the Member in the respective Investment Funds in proportion to the value of the units then credited to such Member in each of such Investment Funds. Payments to a Member pursuant to
            Section 10.02(b) shall be made in the following order:

            (i) the amount of his Personal Contributions made before 1987, not to exceed his non-taxable basis, excluding earnings thereon,

            (ii) the amount of his Personal Contributions made on or after January 1, 1987, with earnings thereon,

            (iii) the amount of Earnings attributable to his Personal
                  Contributions made before 1987,

            (iv) the vested portion of his Bank Contributions in his Regular Account with earnings thereon,

            (v) his Bank Contributions in his Optional Account A, with earnings thereon, and then

            (vi) the amount of his Bank Contributions in his Optional Account B, with earnings credited thereon prior to January 1, 1989.

10.03 Withdrawals of Rollover Contributions During Employment

      (a) An Employee or Member who has made a Rollover Contribution may withdraw of any amount up to the value of his Rollover Contributions and amount of income thereon which have been credited to his Rollover Account for at least two years.

      (b) Requests for withdrawals pursuant to this Section 10.03 shall be made upon thirty days written notice (which notice shall be irrevocable) to the Plan Administrator, on a form provided by, and subject to such terms and conditions as may be prescribed from time to time by the Plan Administrator. Such withdrawals shall be determined and made as of the Valuation Date next following the expiration of such thirty-day period and shall be effected through the redemption of units credited to the Employee or Member in the respective Investment Funds in proportion to the value of the units then credited to such Employee or Member in each of such Investment Funds.

10.04 Beneficiaries; Designation and Payment

      (a) Upon the death of an Employee, Member or Former Member, his Accumulated Share shall become payable, as provided in Section 10.05, to such Beneficiary, if any, designated by such person, as shall survive him. If no Beneficiary designation is in effect at the Member's death, or if no person so designated survives him, the Member's surviving spouse shall be deemed to be the Beneficiary, or if there is no spouse payment shall be made to the executor or administrator of the estate of such person, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such Employee, Member or Former Member and such person or persons with whom such Employee, Member or Former Member resided as the Plan Administrator may select.

      (b) In the event that a Beneficiary entitled to payments hereunder shall die after the death of the Employee, Member or Former Member who designated him but prior to receiving payment of his interest in the Accumulated Share of such Employee, Member or Former Member, then the Accumulated Share of such Employee, Member or Former Member, or any unpaid balance thereof, shall be paid as provided in Section 10.05, to such contingent beneficiary, if any, designated by such Employee, Member or Former Member, as shall be living at the time such payment is to be made, or if there is no such contingent beneficiary then living, to the Member's surviving spouse, or if there is no surviving spouse, to the executor or administrator of the estate of such Employee, Member or Former Member, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such Employee, Member or Former Member and such person or persons with whom such Employee, Member or Former Member resided as the Plan Administrator may select.

      (c) The designation of a Beneficiary (and of a contingent beneficiary) shall be made in writing by the Employee, Member or Former Member in the form and manner prescribed by the Plan Administrator, and shall not be effective unless filed with the Plan Administrator prior to the death of such person. If the Employee, Member or Former Member is married, his spouse shall be deemed to be his sole Beneficiary unless or until he elects another Beneficiary with Spousal Consent. If an Employee, Member or Former Member and any Beneficiary or contingent beneficiary designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan the Employee, Member or Former Member shall be deemed to have survived such Beneficiary or contingent beneficiary.

10.05 Form of Payment Following Termination of Membership

      If the employment of an Employee shall terminate for any reason, including death, his vested interest in his Accumulated Share shall be payable to him or his Beneficiary in a cash lump sum distribution. However, if requested by the person on a form provided by the Plan Administrator and filed with the Plan Administrator and upon receipt of Spousal Consent, if applicable, payment may be made in level annual installments over a period not to exceed the lesser of fifteen years or the joint and last survivor life expectancy of the person and his beneficiary, as of such Valuation Date in each such year as may be requested by such person on such form, and the amounts thereof shall be based on the values of his units in the respective Investment Funds as of such Valuation Dates. Installment payments shall be effected through the redemption of such person's units in such Investment Funds in proportion to their total value, and any portion of such person's vested interest which shall not have been so paid or delivered shall continue to be held for his benefit, or for the benefit of the person or persons who may be or become entitled thereto.

      Subject to the provisions of Section 10.06(g), the Plan Administrator shall, upon written application by a Member or beneficiary (or such other person as may be entitled to benefits), made in such form and manner as the Plan Administrator may prescribe, change the method of payment of benefits, and/or agree that the balance of his Rollover Account (including the amount of income thereon) be paid out in a method different from the remainder of such person's Accumulated Share. The Bank Contributions, including any amount elected to be received in cash pursuant to Section 4.04, of a Member for the Plan Year in which his employment terminates because of death, Disability or Retirement shall be paid in a lump sum as soon as practicable after the amount thereof has been determined, except that if a lump sum benefit is to be paid in a Plan Year following the Plan Year in which such termination occurs, or if benefits are to be paid in installments, such allocation of Bank Contributions shall be paid to the Trust Fund as of the September Valuation Date for the Plan Year in which his employment terminates, and shall be credited to his accounts pursuant to
      Article V hereof as part of his Accumulated Share.

10.06 Commencement of Payment Following Termination of Membership

      (a) Except as otherwise provided in this Article, distribution of a Member's Accumulated Share shall commence to the Member as soon as administratively practicable following the later of (i) the Member's termination of employment or (ii) the 65th anniversary of the Member's date of birth (but not more than 60 days after the close of the Plan Year in which the later of (i) or (ii) occurs).

      (b) In lieu of a distribution as described in paragraph (a) above, a Member may, in accordance with such procedures as the Committee shall prescribe, elect to have the distribution of the vested portion of his Accumulated Share commence as soon as administratively practicable following any Valuation Date coincident with or following his termination of employment, provided that such date is not later than the later of the 65th anniversary of the Member's date of birth or the thirteenth month following his termination of employment, subject to paragraph (d) below.

      (c) In the case of the death of a Member before his benefits commence, the Member's Accumulated Share shall be distributed or shall commence to be paid to his Beneficiary within one year following the Member's date of death.

      (d) In no event, however, shall the provisions of this Section operate so as to allow the distribution of a Member's Accumulated Share to begin later than the April 1 following the calendar year in which he attains age 70 1/2, provided that such commencement shall not be required with respect to a Member (i) who does not own more than five percent of the outstanding stock of the Bank (or stock possessing more than five percent of the total combined voting power of all stock of the Bank) and (ii) who attained age 70 1/2 prior to January 1, 1988. Furthermore, a Member who attained age 70 1/2 in 1988, had not retired as of January 1, 1989 and is not a five percent owner shall not be required to commence payment until April 1, 1990.

      (e) Notwithstanding any provision of the Plan to the contrary, a lump sum payment shall be made in lieu of all vested benefits if the value of the vested portion of the Member's Accumulated Share amounts to $3,500 or less. The lump sum payment shall be made as soon as administratively practicable following the Member's termination of employment.

      (f) Until completely distributed under this Article X, the Accumulated Share of a Member shall continue to be administered as part of the funds of the Plan and the Member shall retain his investment rights under the provisions of Article VIII.

      (g) Notwithstanding any other provision of this Article X, all distributions from this Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Sections 401(a)(9)(G) of the Code. Further, such regulations shall override any Plan provision that is inconsistent with Section 401(a)(9) of the Code. Life expectancies of Members and their spouses shall not be recalculated. If a Member dies after payments have commenced, any payments continuing on to his Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Member's date of death.

10.07 Distribution in Shares

            Subject to such terms and conditions as may be established from time to time by the Plan Administrator, the portion of any distribution that is attributable to the interest of a Member, Former Member or Beneficiary in the Employer Stock Fund shall, if the payment recipient so requests, be paid wholly or partially in Shares. In such event, the maximum number of Shares to be distributed shall be the number of whole Shares that could have been purchased with the Member's, Former Member's or Beneficiary's interest in the Employer Stock Fund on the basis of the value of such interest as of the Valuation Date for the distribution and the fair market value of a Share on such Valuation Date. Fair market value for this purpose shall be determined in such uniform and nondiscriminatory manner as the Plan Administrator may prescribe. Any remaining vested balance of the Member, Former Member or Beneficiary in the Employer Stock Fund shall be paid in cash or cash equivalents.

10.08 Loans to Members

      (a) A Member who is an employee of the Bank or an Affiliated Company may, in case of need, apply to the Plan Administrator for a loan in an amount not to exceed the value of: that portion of the Member's Accumulated Share which is withdrawable under Section 10.02(a)(i) through (iii), plus the value of his vested Regular Account, plus, in the case of a Member who has attained age 59 1/2, the value of his Optional Account, but in no event shall the amount of the loan exceed 50% of the value of the Member's vested interest in his Accumulated Share; provided, however, in case of hardship as defined in Section 10.02(b), a loan may be made up to 50% of the value of the Member's vested interest in his Accumulated Share. Notwithstanding the foregoing, a Member may borrow no more than $50,000 reduced by the highest outstanding balance of loans to the Member from the Plan during the one year period ending on the day before the day the loan is made. All loans previously made shall be subject to the rules in effect under the Plan at the time the loan was made. If the Plan Administrator finds that such application has merit under such uniform rules as it shall adopt, the Plan Administrator shall direct the Trustee to make a loan to the Member.

      (b) The period of repayment for any loan shall be arrived at by mutual agreement between the Plan Administrator and the Member, but the period shall not exceed three years unless the loan is to be used in conjunction with the purchase of the principal residence of the Member in which case the period may not exceed five years. Payments of principal and interest will be made by payroll deductions or in a manner agreed to by the Member and the Plan Administrator in substantially level amounts, but no less frequently than quarterly, in an amount sufficient to amortize the loan over the repayment period. The interest rate to be charged on loans shall be determined at the time of the loan application and shall be based on the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The interest rate so determined for purposes of the Plan shall be fixed for the duration of each loan. Only one loan shall be outstanding to any Member under this Section 10.08 at any time.

      (c) A request for a loan shall be filed in the form and manner prescribed by the Plan Administrator at least fifteen days before the end of a Quarter; the loan, if approved by the Plan Administrator under such uniform rules as it shall adopt, shall be effected as of the Valuation Date for such Quarter, and the proceeds disbursed to the Member as soon thereafter as practicable. As of such Valuation Date, the amount of the loan is to be transferred from the Investment Funds in which the Member's Accumulated Share is invested pursuant to Article VIII to a special "Loan Fund" for the Member under the Plan. The Loan Fund consists solely of the amount transferred to the Loan Fund and is invested solely in the loan made to the Member. The amount transferred to the Loan Fund shall be pledged as security for the loan. Payments of principal on the loan will reduce the amount held in the Member's Loan Fund. Those payments, together with the attendant interest payment, will be reinvested in the Investment Funds in accordance with the Member's then effective investment election.

      (d) A Member may prepay his loan on any Valuation Date, provided he pays the full amount of the loan plus all interest accrued and unpaid thereon. Upon default by a Member in any of the terms of a loan under this Section 10.08, or if the employment of a Member terminates when a loan is outstanding to him under this Section 10.08, the loan will become immediately due and payable, and the Plan Administrator in such case shall charge the unpaid balance of such loan, together with any interest accrued and unpaid thereon, against the Member's vested interest in his Accumulated Share, through a redemption of his units in the Loan Fund as of the Valuation Date next following such event, provided, however, that the Plan Administrator shall not levy against any portion of the Member's Accumulated Share until such times as a distribution of the amount could otherwise be made under the Plan. Whenever the unpaid balance of a loan (plus any interest accrued and unpaid thereon) is charged against a Member's interest in his Accumulated Share, it shall be charged in the following order against:

            (i) the amount of his Personal Contributions made before 1987, not to exceed his non-taxable basis, excluding earnings thereon;

            (ii) the amount of his Personal Contributions made on or after January 1, 1987, with earnings thereon,

            (iii) the amount of earnings attributable to his Personal
                  Contributions made before 1987,

            (iv) the amount of his vested Bank Contributions in his Regular Account B, with earnings thereon,

            (v) the amount of his vested Bank Contributions in his Regular Account A, with earnings thereon,

            (vi) the amount of his Bank Contributions in his Optional Account A, with earnings thereon,

            (vii) the amount of his Bank Contributions in his Optional Account
                  B, with earnings thereon.

      (e) Any additional rules or restrictions as may be necessary to implement and administer the loan program shall be in writing, and communicated to Employees. Such further documentation is hereby incorporated into the Plan by reference, and the Plan Administrator is hereby authorized to make such revisions to these rules as he deems necessary or appropriate, on the advice of counsel.

      (f) To the extent required by law and under such rules as the Committee shall adopt, loans shall also be made available on a reasonably equivalent basis to any Beneficiary or former Employee (i) who maintains an account balance under the Plan and (ii) who is still a party-in-interest (within the meaning of Section 3(14) of ERISA).

10.09 Direct Transfer of Eligible Plan Distributions

      A Member or Beneficiary may direct that an "eligible rollover distribution" (as defined below) included in such payment be made directly to an "eligible retirement plan" (as defined below).

      To effect such a direct transfer, the Member or Beneficiary must notify the Plan Administrator that a direct transfer is desired and provide to the Plan Administrator with the name of the eligible retirement plan to which the payment is to be made and such other information regarding such eligible retirement plan as the Plan Administrator may require. Such notice shall be made in such form and at such times as the Plan Administrator may prescribe. Upon receipt of such notice, the Plan Administrator shall direct the Trustee to make a trust-to-trust transfer of the eligible rollover distribution to the eligible retirement plan so specified.

      For purposes of this Section 10.08, an "eligible rollover distribution" shall have the meaning set forth in Section 402(c)(4) of the Code and any regulations promulgated thereunder. To the extent such meaning is not inconsistent with the above references, an eligible rollover distribution shall mean any distribution of all or any portion of the Member's Accumulated Share, except that such term shall not include any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (i) for the life (or life expectancy) of the Member or the joint lives (or joint life expectancies) of the Member and a designated Beneficiary, or (ii) for a period of ten years or more. Further, the term "eligible rollover distribution" shall not include any distribution required to be made under
      Section 401(a)(9) of the Code or any portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

      For purposes of this Section 10.08, an "eligible retirement plan" shall have the meaning set forth in Section 402(c)(8) of the Code and any regulations promulgated thereunder. To the extent such meaning is not inconsistent with the above references, an eligible retirement plan shall mean: (i) an individual retirement account described in Section 408(a) of the Code; (ii) an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), (iii) a qualified trust described in Section 501 (a) of the Code, and (iv) an annuity plan described in Section 403(a) of the Code.

10.10 Waiver of Notice Period

      Except as provided in the following sentence, if the value of the vested interest of the Member's Accumulated Share exceeds $3,500, an election by the Member to receive an in- service withdrawal under Section 10.02 or
      10.03 or a distribution prior to his 65th birthday pursuant to Section 10.06(b) shall not be valid unless the written election is made (i) after the Member has received the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations and (ii) within a reasonable time before the effective date of the commencement of the distribution as prescribed by said regulations. If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

      (a) the Plan Administrator clearly informs the Member that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

      (b) the Member, after receiving the notice, affirmatively elects a distribution.

                                   ARTICLE XI

                             ADMINISTRATION OF PLAN

11.01 Named Fiduciaries

      The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee and the Trustee of the Plan. This Article XI is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan or Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

11.02 Plan Administrator

      The Plan Administrator shall be the Employee Benefit Plans Committee, or such other Employee, officer, committee, corporation or organization as may from time to time be designated by the Committee, as hereinafter provided, and shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan (except trust duties). The Plan Administrator shall have the following responsibilities:

      (a) To maintain records necessary or appropriate for the administration of the Plan;

      (b) To give such instructions, notices, information, materials and certifications to the Trustee of the Plan as may be necessary or appropriate in the administration of the Plan;

      (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

      (d) To require such proof of age or evidence of good health of a Member or Former Member, as may be necessary or appropriate in the administration of the Plan;

      (e) To prepare and file, distribute or furnish, all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Members, Former Members and other persons, as shall be required of the Plan Administrator under ERISA;

      (f) To determine in its discretion any questions arising in connection with the Plan, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive, and binding upon the Bank, the Trustee, Members, Former Members and any other person having an interest in the Plan; provided, however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

      (g) Subject to the provisions of Section 11.07, to review and dispose of claims under the Plan filed pursuant to Section 11.06;

      (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Member, Former Member, beneficiary or any other person entitled thereto, unless claim shall have been made therefor by a duly appointed legal representative, to direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or to direct the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

      (i) To perform any duty or take any action which is specifically allocated to the Plan Administrator under the Plan; and

      (j) To discharge such other responsibilities or follow such directions as may be assigned or given by the Committee or Board.

      The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities.

      The Plan Administrator may resign only by giving at least thirty days prior written notice of resignation to the Committee and such resignation shall be effective on the date specified in such notice.

11.03 Employee Benefit Plans Committee

      There shall be an Employee Benefit Plans Committee. The members of the Committee shall be appointed from time to time by the Board of Managers. Each member shall serve for a period of one year and until his successor is appointed. The Committee shall have the responsibilities enumerated in
      Section 11.05. The Committee shall elect a Chairman and may appoint a Secretary who may, but need not be a member of the Committee. Any filing which is required or permitted to be made with the Committee shall be deemed to be satisfactorily made upon mailing or delivering such filing to the Secretary of the Committee, or if the office of Secretary is vacant, to the Chairman of the Committee. A member of the Committee may resign only by giving at least thirty days prior written notice of resignation to the Chairman of the Board, and such resignation shall be effective on the date specified in such notice.

11.04 Committee Action

      The Committee shall hold meetings, at least twice annually, and may make such administrative rules as it may deem proper. Any action of the Committee shall be taken pursuant to a majority vote at a meeting, or pursuant to the written consent of a majority of its members without a meeting, and such action shall constitute the action of the Committee and shall be binding in the same manner as if all members of the Committee had joined therein.

      A majority of the members of the Committee shall constitute a quorum. The Committee shall record minutes of any actions taken at its meetings or of any other official action of the Committee and shall report to the Board at least once each year on its activities.

      The Plan Administrator, Trustee and any other person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee or by two of the members of the Committee or by a representative of the Committee authorized by the Committee to sign the same in its behalf.

11.05 Committee Responsibilities

      The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

      (a)   To review the performance of the Plan Administrator;

      (b) To hear and decide appeals, pursuant to the claims review procedure contained in Section 10.07 of the Plan, taken from the decisions of the Plan Administrator;

      (c) To hear and decide in its sole discretion questions involving interpretations of the Plan (and such other questions), as may be referred to the Committee by the Plan Administrator;

      (d) To review the performance of the Trustee in investing, managing and controlling the assets of the Plan;

      (e) To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

      (f) To report to and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan and removal and replacement of the Trustee;

      (g) To designate an Alternate Plan Administrator to serve in the event that the Plan Administrator is absent or otherwise unable to discharge his responsibilities;

      (h) To remove and replace the Plan Administrator and/or Alternate and to fill a vacancy in either office;

      (i) To perform any duty or take any action which is specifically allocated to the Committee under the Plan; and

      (j) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board.

      The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities.

11.06 Claims Procedure

      Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by him. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

      (a)   The reasons for the denial;

      (b)   The pertinent Plan provisions on which the denial was based;

      (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

      (d) An explanation of the Plan's procedure for review of the denial of the claim.

      In the event that the claim is not granted and notice of denial of a claim is not furnished by the thirtieth day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

11.07 Claims Review Procedure

      Any person whose claim filed pursuant to Section 11.06 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Committee, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than ninety days after the mailing or delivery of the written notice of denial provided for in Section 11.06, or, if such notice is not provided, within ninety days after such claim is deemed denied pursuant to Section 11.06. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than sixty days after receipt of claimant's written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than one hundred and twenty days after the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

      (a)   The reasons for the decision; and

      (b)   The pertinent Plan provisions on which the decision is based.

      Any such decision of the Committee shall be binding upon the claimant and the Bank, and the Plan Administrator shall take appropriate action to carry out such decision.

11.08 Allocation of Fiduciary Responsibilities and Employment of Advisors

      Any Named Fiduciary may:

      (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be made in writing and filed with the Plan Administrator;

      (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

      (c)   Consult with counsel, who may be counsel to the Bank.

11.09 Other Administrative Provisions

      (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in Section
            11.07 prior to initiating any claim for judicial review.

      (b) No bond or other security need be required of a member of the Committee, the Plan Administrator, and/or any officer or employee of the Bank to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

      (c) Subject to any limitation on the application of this Section 11.09(c) pursuant to ERISA, no member of the Committee, the Plan Administrator, or any officer or Employee of the Bank to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be personally liable by virtue of contract, agreement, bond or other instrument made or executed by him or on his behalf, nor for any loss unless resulting from his own gross negligence or willful misconduct.

      (d) The Plan Administrator or the Committee may, except with respect to actions under

            Section 11.07, shorten, extend (but not beyond sixty days) or waive the time required by the Plan for filing any notice or other form with the Plan Administrator or the Committee, or taking any other action under the Plan.

      (e) The Committee or the Plan Administrator may direct that the costs of services provided pursuant to Section 11.08, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan, unless the Bank shall pay them.

      (f) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

                                   ARTICLE XII

                            AMENDMENT AND TERMINATION

12.01 Amendment and Termination

      (a) The Bank expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and uncontrolled discretion, at any time, by appropriate action of the Board, taken at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Subject to the provisions of Section 12.02, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Members, Former Members, beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Member, Former Member, beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan or upon complete discontinuance of contributions under the Plan, the account of each affected Member shall forthwith become fully vested and shall be distributable in accordance with the provisions of Article X.

      (b) Upon termination of the Plan, Elective Bank Contributions, with earnings thereon, shall only be distributed to Members if (i) neither the Bank nor an Affiliated Company establishes or maintains a successor defined contribution plan, and (ii) payment is made to the Members in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through
            (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof). For purposes of this paragraph, a "successor defined contribution plan" is a defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code ("ESOP") or a simplified employee pension as defined in
            Section 408(k) of the Code ("SEP")) which exists at the time the Plan is terminated or within the 12 month period beginning on the date all assets are distributed. However, in no event shall a defined contribution plan be deemed a successor plan if fewer than two percent of the employees who are eligible to participate in the Plan at the time of its termination are or were eligible to participate under another defined contribution plan of the Bank or an Affiliated Company (other than an ESOP or a SEP) at any time during the period beginning 12 months before and ending 12 months after the date of the Plan's termination.

12.02 Conformity to U.S. Internal Revenue Code

      The Bank has established the Plan with the intent that the Plan and Trust Fund will at all times be qualified under Section 401(a) and exempt under
      Section 501(a) of the Code, and with the intent that contributions under the Plan will be allowed by the Code as deductions in computing net income of the Bank for Federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwithstanding anything to the contrary in any provision herein, the Plan and the Trust Agreement may be amended at any time without prior notice to Members; Former Members, beneficiaries or any other persons, if such amendment is deemed by the Board to be necessary or appropriate to effectuate such intent.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

13.01 Governing Law

      Except to the extent preempted by Federal law, the Plan shall be construed, administered and enforced according to the laws of the State of New Jersey.

13.02 No Right to Continued Employment

      Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of the Plan Administrator, Committee or Trustee, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Bank. The Bank reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

13.03 Construction of Language

      Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender shall include the feminine.

13.04 Merger with Other Plans

      The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Member, Former Member, beneficiary and other person entitled to benefits, would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

13.05 Non-alienation of Benefits

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts. Should any Member, Former Member, beneficiary or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Member, Former Member, beneficiary or other person in the Plan shall cease, and in that event such interest or right shall be held or applied, at the direction of the Committee, for or to the benefit of such Member, Former Member, beneficiary or other person or his spouse, children or other dependents in such manner and in such proportions as the Committee may deem proper. Notwithstanding the foregoing, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

      (a) creates for, or assigns to, a spouse, former spouse, child or other dependent of a Member the right to receive all or a portion of the Member's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to such spouse, child or dependent,

      (b)   is made pursuant to a State domestic relations law,

      (c) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

      (d)   otherwise meets the requirements of Section 206(d) of ERISA.

Notwithstanding anything herein to the contrary, if the amount payable to the alternate payee under the qualified domestic relations order is less than $3,500 such amount shall be paid in one lump sum as soon as practicable following the qualification of the order. If the amount exceeds $3,500, it may be paid as soon as practicable following the qualification of the order if the alternate payee consents thereto; otherwise it may not be payable before the earliest of (i) the Member's termination of employment, (ii) the time such amount could be withdrawn under the Plan or (iii) the Member's attainment of age 50.

13.06 Effect of Restatement

      The Plan described herein shall, effective as of October 1, 1989, amend and supersede all provisions of the Plan as in effect on September 30, 1989, except that certain provisions reflected in the restated Plan document shall have a later effective date as follows:

      (a) The reduction in the maximum annual compensation limitation set forth in Sections 1.05, 1.14 and 1.49 shall be effective as of October 1, 1994.

      (b)   The revised definition of Highly Compensated Employee set forth in
            Section 1.27 shall be effective as of October 1, 1993.

      (c)   The change in the definition of "Net Operating Income" set forth in
            Section 1.34 and the change in the Plan contribution formula set forth in Section 4.01(a) shall be effective as of October 1, 1992.

      (d) The addition of the Intermediate Bond Fund as an Investment Fund under Section 7.02 of the Plan shall be effective as of July 1, 1994.

      (e) The revisions to Sections 8.01, 8.02 and 8.03 to comply with the provisions of Section 404(c) of ERISA shall be effective as of July 1, 1994.

      (f) The revisions to the loan provision in Section 10.07 shall be effective as of April 1, 1994.

      (g) The direct rollover provision set forth in Section 10.08 and the waiver of the 30-day notice period set forth in Section 9.09 shall be effective as of January 1, 1993.

The rights of persons who terminated employment or retired prior to October 1, 1989, shall be governed by the terms of the Plan in effect at the time of such termination or retirement except as may otherwise be required by law, and the percentage of vesting of Members on September 30, 1989 shall not be reduced.

13.07 Top-Heavy Provisions

      The provisions of this Section 13.07 shall become applicable under the circumstances described in this Section.

      (a)   The following definitions apply to the terms used in this Section:

            (i) "applicable determination date" means the last day of the preceding Plan Year;

            (ii) "top-heavy ratio" means the ratio of (A) the value of the aggregate of the Accumulated Shares under the Plan for key employees to (B) the value of the aggregate of the Accumulated Shares under the Plan for all key employees and non-key employees;

            (iii) "key employee" means an employee who is in a category of employees determined in accordance with the provisions of Sections 416(i)(1) and (5) of the Code and any regulations thereunder, and where applicable, on the basis of the Employee's Statutory Compensation from the Bank or an Affiliated Company;

            (iv) "non-key employee" means any Employee who is not a key employee;

            (v) "applicable Valuation Date" means the Valuation Date coincident with or immediately preceding the last day of the preceding Plan Year;

            (vi) "required aggregation group" means any other qualified plan(s) of the Bank or an Affiliated Company in which there are members who are key employees or which enable(s) the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and

            (vii) "permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of the Bank or an Affiliated Company in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

      (b) For purposes of this Section, the Plan shall be "top-heavy" with respect to any Plan Year if as of the applicable determination date the top-heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable Valuation Date in accordance with Sections 416(g)(3) and (4) of the Code and Section 8.04 of this Plan. For purposes of determining whether the Plan is top-heavy, the Accumulated Shares under the Plan will be combined with the account balances or the present value of accrued benefits under each other plan in the required aggregation group and, in the

            Bank's discretion, may be combined with the account balances or the present value of accrued benefits under any other qualified plan in the permissive aggregation group. Distributions made with respect to a Member under the Plan during the five-year period ending on the applicable determination date shall be taken into account for purposes of determining the top-heavy ratio; distributions under plans that terminated within such five-year period shall also be taken into account, if any such plan contained key employees and therefore would have been part of the required aggregation group.

      (c) The following provisions shall be applicable to Members for any Plan Year with respect to which the Plan is top-heavy:

            (i) In lieu of the vesting schedule in Section 6.01 the following shall apply:

                                                            Nonforfeitable
                  Years of Vesting Service                    Percentage
                  ------------------------                    ----------
                     less than 2 years                            0%
                          2 years                                 20
                          3 years                                 40
                          4 years                                 60
                          5 years                                 80
                      6 or more years                            100

                  provided that in no event shall the vested interest of a Member in his Regular Account be less than the vested interest determined under Section 6.01.

            (ii) If the required minimum benefit is not provided by the Employees' Retirement Plan of Hudson City Savings Bank for any Member who is a non-key employee, then in each Plan Year, in addition to the contributions otherwise provided under the Plan, the Bank shall make contributions on behalf of any such Member who is a non-key employee which, when added to the Bank Contributions allocated to his Regular Account under Section
                  5.02 will be equal to a percentage of the Member's remuneration for the Plan

                  Year, that percentage to be the lesser of 3% or the percentage rate, determined for the key employee for whom that percentage is the highest, equivalent to the fraction the numerator of which is the contribution made on behalf of that key employee by the Bank under Section 5.02 and Section 5.03, and the denominator of which is the remuneration of the key employee for that Plan Year. For purposes of this subparagraph (ii), remuneration has the same meaning as set forth in Section 4.09(d)(v).

            (iii) The multiplier "1.25" in Section 4.08(c)(i)(C) and (ii)(B)
                  shall be reduced to "1.0", and the dollar amount $51,875" in
                  Section 4.08(c)(i)(E) shall be reduced to $41,500".

      (d) If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:

            (i) With respect to a Member who has completed at least five years of Vesting Service (three years of Vesting Service effective October 1, 1989) on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in paragraph (b)(i) shall continue to be applicable to the extent the application of that schedule provides the Member with a greater vested interest in his Regular Account than that provided under the provisions of
                  Section 6.01.

            (ii) With respect to a Member who has completed at least two, but less than five (three effective October 1, 1989), years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vested percentage determined under paragraph (b)(i) above as of that date shall continue to be applicable as the minimum vested percentage of his Regular Account.

13.08 Distribution of Accounts Upon a Sale of Assets or a Sale of a Subsidiary

      Upon the disposition by the Bank of at least 85 percent of the assets (within the meaning of Section 409(d)(2) of the Code) used by the Bank in a trade or business or upon the disposition by the Bank of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the
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      Code), Elective Bank Contributions, with earnings thereon, may be distributed to those Members who continue in employment with the employer acquiring such assets or with the sold subsidiary, provided that (a) the Bank maintains the Plan after the disposition, (b) the buyer does not adopt the Plan or otherwise become a participating employer in the Plan and does not accept any transfer of assets or liabilities from the Plan to a plan it maintains in a transaction subject to Section 414(l)(1) of the Code, and (c) payment is made to the Member in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof).